As filed with the Securities and Exchange Commission on December 29, 2004 1933 Act Registration No. 33-96132 1940 Act Registration No. 811-9086

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 15	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 17	☒

TD WATERHOUSE FAMILY OF FUNDS, INC.
(formerly known as Waterhouse Investors Family of Funds, Inc.)
(Exact Name of Registrant as Specified in Charter)

100 Wall Street, New York, New York 10005
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:
(212) 806-3500

George Martinez, President
TD Waterhouse Family of Funds, Inc.
100 Summer Street, Suite 1500
Boston, Massachusetts 02110
(Name and Address of Agent for Service)

Copies of communications to:

Margery K. Neale, Esq.
Shearman & Sterling LLP
599 Lexington Avenue
New York, New York
10022

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b)

☐	On (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a) (1)

☐	On (date) pursuant to paragraph (a) (1)

☐	75 days after filing pursuant to paragraph (a) (2)

☐	On (date) pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

☐           This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus December 29, 2004

TD Waterhouse
Family of Funds, Inc.

Money Market Portfolio

U.S. Government Portfolio
Municipal Portfolio

California Municipal
Money Market Portfolio

New York Municipal
Money Market Portfolio

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the Portfolios’ shares or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

TD Waterhouse
Family of Funds, Inc.

Five money market portfolios to choose from:
Money Market Portfolio
U.S. Government Portfolio
Municipal Portfolio
California Municipal Money Market Portfolio
New York Municipal Money Market Portfolio

PROSPECTUS

DECEMBER 29, 2004

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved any Portfolio’s shares or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

TD WATERHOUSE FAMILY OF FUNDS, INC.

TABLE OF CONTENTS

RISK AND RETURN SUMMARY	3
Fund Overview	3
Investment Objectives	3
Investment Strategies	3
Principal Risks	6
Who May Want to Invest	7
Past Performance	7
Expenses	10

HOW TO BUY AND SELL SHARES	12
How to Buy Shares	13
How to Sell Shares	14
How to Exchange Between Portfolios	15

SHAREHOLDER INFORMATION	16
Telephone Transactions	16
Statements and Reports to Shareholders	16
Pricing Your Shares	17
Dividends	17
Taxes	18
Frequent Purchases and Redemptions	20
Disclosure of Portfolio Holdings	20

PORTFOLIO MANAGEMENT	20
Investment Manager	20
Administrator	21
Distributor	21
Shareholder Servicing	21

ABOUT CALIFORNIA AND NEW YORK	21
California	21
New York	23

FINANCIAL HIGHLIGHTS	25

FOR MORE INFORMATION	BACK COVER

TD WATERHOUSE FAMILY OF FUNDS, INC.

RISK AND RETURN SUMMARY

Fund Overview
The Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Municipal Money Market Portfolio (the “California Portfolio”) and the New York Municipal Money Market Portfolio (the “New York Portfolio”) are series of TD Waterhouse Family of Funds, Inc. (the “Company”). The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

Investment Objectives
Each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share. The California Portfolio seeks maximum current income that is exempt from federal and California State income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share. The New York Portfolio seeks maximum current income that is exempt from federal, New York State and City income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share. There is no guarantee that any Portfolio will be able to maintain a stable share price.

Investment Strategies
Each Portfolio is a no-load money market fund. Each Portfolio invests in high quality money market securities that the investment manager believes present minimal credit risk.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements. In a repurchase agreement, a Portfolio acquires ownership of a security from a financial institution that agrees to repurchase the security later at a time and price that determine the yield during the Portfolio’s holding period. Particular types of money market securities are described in the Portfolios’ Statement of Additional Information (“SAI”).

TheMoney Market Portfoliohas the flexibility to invest in a broad range of high quality money market securities. TheU.S. Government Portfoliooffers an added measure of safety by investing exclusively in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, not all of these obligations in which the U.S. Government Portfolio (and each other Portfolio of the Company) may invest are backed by the full faith and credit of the U.S. government, as discussed below under“U.S. Government Portfolio.”TheMunicipal Portfoliooffers income exempt from federal taxes by investing primarily in municipal securities. TheCalifornia Portfolioand theNew York Portfolioinvest in high quality municipal obligations issued by its corresponding state (California or New York), the state’s political subdivisions and other qualifying issuers believed by the investment manager to present minimal credit risk. The California Portfolio and the New York Portfolio are intended solely for California or New York residents, respectively.

As money market funds, the Portfolios comply with a range of federal regulations relating to quality, maturity, liquidity and diversification that are designed to promote price stability. Under the maturity standards, each Portfolio maintains an average portfolio maturity of 90 days or less (weighted by the relative values of its holdings), and generally does not invest in any securities with a remaining maturity of more than 397 days (approximately 13 months). Under the quality standards, each Portfolio invests only in securities that, at the time of purchase, are in the two highest short-term rating categories or are of equivalent quality in the judgment of the Portfolio’s investment manager.

Each Portfolio may invest in other investment companies consistent with its investment objective and strategies. Any such investments will be made solely in no-load money market funds.

Money Market Portfolio.The Money Market Portfolio invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Portfolio’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Money Market Portfolio also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. The credit quality of asset-backed securities is often improved in comparison to that of the underlying loans or receivables through credit enhancement and liquidity enhancement mechanisms. Forms of enhancement include letters of credit, surety bond guarantees, overcollateralization, excess spread protection, subordination of other classes of debt, early amortization and cash reserve accounts. Most programs utilize some or all of these forms of enhancement.

U.S. Government Portfolio. The U.S. Government Portfolio invests exclusively in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations. Some of these obligations are backed by the full faith and credit of the U.S. government, including, but not limited to, direct obligations issued by the U.S. Treasury, obligations of certain entities that may be chartered or sponsored by Acts of Congress such as the Federal Housing Administration, the Government National Mortgage Association

(“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. Obligations issued by other government entities that may be chartered or sponsored by Acts of Congress, called Government Sponsored Enterprises or “GSEs,” like obligations of Fannie Mae (FNMA or Federal National Mortgage Association), Freddie Mac (Federal Home Loan Mortgage Corp.), the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association (“SLMA” or “Sallie Mae”) and the Federal Farm Credit Bank are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. However, these issuers, except the Federal Farm Credit Bank, have the right to borrow limited amounts from the U.S. Treasury to meet their obligations. In contrast, the obligations of other issuers, like the Federal Farm Credit Bank, depend entirely upon their own resources to repay their debt obligations. In addition, a U.S. government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of the Portfolio’s shares. The Portfolio has adopted a policy to give at least 60 days’ notice before changing its investment policy to invest at least 80% of its net assets in government securities.

Municipal Portfolio, California Portfolio and New York Portfolio. The Municipal Portfolio invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Municipal Portfolio normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt from federal income tax, but may be subject to the federal alternative minimum tax (“AMT”). Each of the California Portfolio and the New York Portfolio normally will invest at least 80% of its total assets in municipal securities, including those issued by the Portfolio’s corresponding state or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for a public purpose. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States, such as Puerto Rico. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the specific state’s personal income tax and federal income tax. However, this income may be subject to the federal ATM. When suitable tax-exempt securities of the specific state are unavailable, each of the California Portfolio and the New York Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax. Municipal securities may be either “general obligation” or “revenue” securities; that is, they may be secured by a pledge of the issuing municipality’s full credit or rely only on the revenues of a particular project or other special revenue. Each Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, each Portfolio may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Portfolio may not achieve its investment objective.

Moreover, although each Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities. Investment in municipal securities repayable from related revenue streams further concentrates the Portfolio’s risks.

Each Portfolio may purchase municipal securities together with the right to resell them to the seller at a specified price or yield within a certain period. Such a right, known as a stand-by commitment, allows the Portfolio to be fully invested in municipal securities while preserving liquidity. Particular securities and techniques, and their related risks, are described in the SAI.

Principal Risks
The income from each Portfolio will vary with changes in prevailing interest rates. In addition, each Portfolio’s investments are subject to “credit risk,” which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. The U.S. Government Portfolio reduces credit risk by investing exclusively in U.S. government and agency securities. However, as discussed above, not all of these securities in which the U.S. Government Portfolio (and each other Portfolio of the Company) may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Although each Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

California Portfolio and New York Portfolio. The yields of California or New York municipal securities depend on, among other things, conditions in that state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Each of the California Portfolio or New York Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, these Portfolios are riskier than other types of money market funds that require greater diversification among issuers. These Portfolios are more vulnerable to unfavorable developments within that state than funds that invest in municipal securities of many states because they invest primarily in securities issued by a single state and its municipalities.

Who May Want to Invest
The Portfolios may be appropriate for the following investors:

  Investors looking to earn income at current money market rates from a high quality portfolio.

  Investors looking for a liquid investment that preserves capital.

  Investors pursuing a short-term investment goal.

In addition:

  The Municipal Portfolio may be appropriate for investors looking for income that is exempt from federal income tax.

  The California Portfolio may be appropriate for investors looking to earn income that is exempt from federal and California State income taxes.

  The New York Portfolio may be appropriate for investors looking to earn income that is exempt from federal and New York State and City income taxes.

Past Performance
The following bar charts illustrate the risks of investing in each of the Portfolios by showing changes in each Portfolio’s performance from year to year. The tables show average annual total returns of each Portfolio. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

Year-by-Year Annual Total Return as of 12/31 each year1

Money Market Portfolio

For the periods covered by the bar chart, the highest and lowest quarterly returns were 1.52% (for the quarter ended 9/30/00) and 0.09% (for the quarter ended 12/31/03) for the Money Market Portfolio.

U.S. Government Portfolio

For the periods covered by the bar chart, the highest and lowest quarterly returns were 1.48% (for the quarter ended 12/31/00) and 0.08% (for the quarter ended 12/31/03) for the U.S. Government Portfolio.

Municipal Portfolio

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.93% (for the quarter ended 12/31/00) and 0.07% (for the quarter ended 9/30/03) for the Municipal Portfolio.

California Portfolio	New York Portfolio

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.65% (for the quarter ended 6/30/01) and 0.06% (for the quarter ended 9/30/03) for the California Portfolio and the highest and lowest quarterly returns were 0.68% (for the quarter ended 3/31/01) and 0.06% (for the quarter ended 9/30/03) for the New York Portfolio, respectively.

Average Annual Total Return as of 12/31/032

			Since	Since
			Inception	Inception
	1 Year	5 Years	(12/20/95)	(9/01/00)
Money Market Portfolio	0.54%	3.21%	3.78%	—
U.S. Government Portfolio	0.46%	3.10%	3.67%	—
Municipal Portfolio	0.41%	1.97%	2.30%	—
California Portfolio	0.40%	—	—	1.28%
New York Portfolio	0.39%	—	—	1.35%

1
For the period from 1/1/04 through 9/30/04, total returns for the Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio, and the New York Portfolio were 0.37%, 0.31%, 0.26%, 0.31% and 0.29%, respectively.

2
As of 12/31/03, 7-day yields for the Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio, and the New York Portfolio were 0.38%, 0.31%, 0.43%, 0.51% and 0.47%, respectively. As of 12/31/03, 7-day effective yields for the Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio, and the New York Portfolio were 0.38%, 0.31%, 0.43%, 0.51% and 0.47%, respectively. As of 12/31/03, the tax-equivalent 7-day yield for the Municipal Portfolio, the California Portfolio, and the New York Portfolio were 0.66%, 0.92% and 0.88%, respectively, and the tax-equivalent 7-day effective yield for the Municipal Portfolio, the California Portfolio, and the New York Portfolio were 0.66%, 0.92% and 0.88%, respectively. For current yield information, please call1-800-934-4448.

Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

	Money	US
	Market	Government	Municipal	California	New York
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Shareholder Transaction
Fees(1)
Maximum Sales Charge
(Load) Imposed on
Purchases	None	None	None	None	None
Annual Operating
Expenses(deducted from
Portfolio assets)
Management Fees(2)	0.33%	0.35%	0.35%	0.35%	0.35%
Distribution (12-b1) Fees(2)	None	None	None	None	None
Shareholder Servicing Fees(2)	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.33%	0.32%	0.33%	0.34%	0.37%

Total Annual Operating
Expenses(2)	0.91%	0.92%	0.93%	0.94%	0.97%

(1)
Fees paid directly from your investment. Broker-dealers that are not affiliates of the Portfolios’ investment manager may impose service fees in connection with the sale of Portfolio shares, no part of which may be received by the Portfolio, the investment manager or affiliates of the investment manager. These fees may differ according to the type of account held by the investor.

(2)
The table shows the expenses for each Portfolio’s fiscal year ended October 31, 2004 before expense reductions by the Portfolios’ investment manager and its affiliates. The investment manager and its affiliates have agreed (for an indefinite period of time) to reduce Portfolio expenses (by paying certain expenses and/or waiving fees) so that the total annual operating expenses of the Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio and the New York Portfolio will not exceed 0.82%, 0.82%, 0.81%, 0.70% and 0.70% of average daily net assets, respectively. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time upon notifying investors.

After expense reductions, the Portfolios’ actual expenses for the current fiscal year ending October 31, 2005 are expected to be:
	Money	US
	Market	Government	Municipal	California	New York
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Management Fees	0.30%	0.31%	0.30%	0.26%	0.25%
Shareholder Servicing Fees	0.22%	0.22%	0.22%	0.18%	0.17%
Other Expenses	0.30%	0.29%	0.29%	0.26%	0.28%

Total Annual Net Operating
Expenses	0.82%	0.82%	0.81%	0.70%	0.70%

Example

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Money Market Portfolio*	$93	$290	$504	$1,120
U.S. Government Portfolio*	$94	$293	$509	$1,131
Municipal Portfolio*	$95	$296	$515	$1,143
California Portfolio*	$96	$300	$520	$1,155
New York Portfolio*	$99	$309	$536	$1,190

* Assuming that current expense reduction arrangements continue for one year, your estimated costs would be:

	1 year	3 years	5 years	10 years
Money Market Portfolio	$84	$281	$495	$1,111
U.S. Government Portfolio	$84	$283	$500	$1,122
Municipal Portfolio	$83	$284	$503	$1,132
California Portfolio	$72	$276	$497	$1,133
New York Portfolio	$72	$282	$510	$1,165

HOW TO BUY AND SELL SHARES

Investors may purchase shares of the Portfolios through an account with TD Waterhouse Investor Services, Inc. (“TD Waterhouse”) or certain other broker-dealers.

If you would like to purchase shares of a Portfolio through TD Waterhouse and you are not already a customer, you need to open a TD Waterhouse brokerage account by completing and signing a TD Waterhouse New Account Application. To request an application, please visit TD Waterhouse online atwww.tdwaterhouse.comor call1-800-934-4448. Mail it, together with your check to TD Waterhouse Investor Services, Inc., P.O. Box 2630, Jersey City, NJ 07303-2630. Once your account is open, please call1-800-934-4448to either change your investment vehicle or to make a direct purchase.

Automatic Sweep. If you previously selected a Portfolio for automatic sweep and are eligible after January 7, 2004 to continue to designate a Portfolio as your sweep investment and have set up your brokerage account with TD Waterhouse or another Selected Broker for automatic sweep into a Portfolio, free credit balances in your brokerage account will be invested or “swept” automatically each business day into the Portfolio you have selected (“Selected Portfolio”), subject to applicable minimum investment requirements. This feature keeps your money working for you while it is not invested in other securities. “Free credit balances” refers to any settled or cleared funds in your TD Waterhouse brokerage account that are available for payment or investment.

TD Waterhouse Cash Management Services. For those TD Waterhouse customers who qualify, TD Waterhouse provides additional cash management services over that of a brokerage account. You should contact a TD Waterhouse Account Officer for more details. To set up TD Waterhouse cash management services, you should complete the appropriate section of the TD Waterhouse new account application.

How to Buy Shares
Shares are purchased at the next net asset value (NAV) per share calculated after an order and payment are received by the Portfolio. There is no sales charge to buy shares of a Portfolio.

Each Portfolio reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange.

Customers of TD Waterhouse
You may purchase shares of a Portfolio by way of a direct purchase as set forth below. Certain existing customers may be eligible to purchase shares of a Portfolio through the automatic sweep investment feature.

Direct Purchases.A TD Waterhouse brokerage customer may purchase shares of any of the Portfolios by placing an order directly with a TD Waterhouse Account Officer at1-800-934-4448. You also may buy shares by mailing or bringing your check to any TD Waterhouse office. Checks should be made payable to “TD Waterhouse Investor Services, Inc.” and you should write your TD Waterhouse account number on the check. The check will be deposited to your TD Waterhouse brokerage account. TD Waterhouse allows three business days for clearance and shares of a Portfolio will be purchased on the third business day.By Automatic Sweep.For those TD Waterhouse customers who qualify for the automatic sweep feature, free credit balances in your TD Waterhouse brokerage account will be automatically invested each business day in the Selected Portfolio you have chosen, subject to applicable minimum investment requirements established by TD Waterhouse and any changes to the eligibility criteria. Checks deposited to your TD Waterhouse brokerage account will be automatically invested in the Selected Portfolio after allowing three business days for clearance. Net proceeds from securities transactions in your brokerage account will be automatically invested on the business day following settlement. Dividends and interest payments from investments in your brokerage account will be automatically invested in the Selected Portfolio on the day they are credited to your account.

Customers of Selected Broker-Dealers
Shares may be purchased and redeemed through certain authorized broker-dealers other than TD Waterhouse that have entered into a selling agreement with the Portfolios’ distributor (“Selected Brokers”). Affiliates of TD Waterhouse may be Selected Brokers. Selected Brokers may receive payments as a processing agent from the Transfer Agent. In addition, Selected Brokers may charge their customers a fee for their services, no part of which is received by a Portfolio or TD Waterhouse.

Investors who purchase shares through a Selected Broker will be subject to the procedures of their Selected Broker, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those generally applicable to TD Waterhouse customers. Any such charges imposed by a Selected Broker would reduce the return on an investment in a Portfolio. Investors should acquaint themselves with their Selected Broker’s procedures and should read this prospectus in conjunction with any material and information provided by their Selected Broker. Investors who purchase shares of a Portfolio through a Selected Broker may or may not be the shareholder of record. Selected Brokers are responsible for promptly transmitting purchase, redemption and other requests to the Portfolios. Certain shareholder services, such as periodic investment programs, may not be available to customers of Selected Brokers or may differ in scope from programs available to TD Waterhouse customers. Shareholders should contact their Selected Broker for further information. The Portfolios may confirm purchases and redemptions of a Selected Broker’s customers directly to the Selected Broker, which in turn will provide its customers with confirmation and periodic statements. The Portfolios are not responsible for the failure of any Selected Broker to carry out its obligations to its customer.

How to Sell Shares
To sell (redeem) shares of a Portfolio, you may use any of the methods outlined above under “How to Buy Shares.” Portfolio shares are redeemed at the next NAV calculated after receipt by the Portfolio of a redemption request in proper form.

Payment. The proceeds of the redemption of your Portfolio shares ordinarily will be credited to your brokerage account the following business day after receipt by the Portfolio of a redemption request in proper form, but not later than seven calendar days after an order to sell shares is received. If you purchased shares by check, proceeds may be held in your brokerage account to allow for clearance of the check (which may take up to ten calendar days). Each Portfolio reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio’s NAV per share.

Direct Redemptions. A TD Waterhouse brokerage customer may redeem shares of any of the Portfolios by placing an order directly with a TD Waterhouse Account Officer at1-800-934-4448or online athttp://www.tdwaterhouse.comif other than a sweep position.

Redemptions. Shares of your Selected Portfolio may be sold to satisfy a debit balance in your TD Waterhouse brokerage account. To the extent that there are not a sufficient number of shares of your Selected Portfolio to satisfy any such debit, shares that you own of the other Portfolios or any other portfolio of the Company may be sold. In addition, shares may be sold to settle securities transactions in your TD Waterhouse brokerage account if on the day before settlement there is insufficient cash in the account to settle the net transactions. Your brokerage account, as of the close of business each business day, will be scanned for debits and pending securities settlements, and after application of any available cash or cash equivalent in the account to the debits, a sufficient number of shares may be sold the following business day to satisfy any remaining debits. Shares may also be sold to provide the cash collateral necessary to meet your margin obligations to TD Waterhouse.

In addition, Portfolio shares may be subject to redemption should the TD Waterhouse brokerage account in which they are held be closed or if your account fails to meet requirements established by TD Waterhouse or a Selected Broker with respect to eligibility for sweep arrangements, including requirements relating to minimum account balances. Please call1-800-934-4448for more details.

If you have cash management services features in your TD Waterhouse brokerage account and you withdraw cash from your TD Waterhouse brokerage account by way of a check or ATM/VISA Check Card, shares of your Selected Portfolio may be sold to satisfy any resulting debit balance. Holders of the ATM/VISA Check Card will not be liable for unauthorized withdrawals resulting in redemptions of Portfolio shares that occur after TD Waterhouse is notified of the loss, theft or unauthorized use of the Card. Further information regarding the rights of holders of the ATM/VISA Check Card is set forth in the TD Waterhouse cash management services agreement provided to each customer who has cash management services in his or her TD Waterhouse brokerage account. ATM cash withdrawals may be made through participating financial institutions. Although TD Waterhouse does not charge for ATM withdrawals, institutions may charge a fee in connection with their services.

How to Exchange Between Portfolios
You may change your designated Selected Portfolio to another Portfolio offered by this prospectus at any time without charge. To effect an exchange, call a TD Waterhouse Account Officer with instructions to move your money from one Portfolio to another, or you may mail written instructions to TD Waterhouse Investor Services, Inc., P.O. Box 2630, Jersey City, NJ 07303-2630. Your letter should reference your TD Waterhouse brokerage account number, the Portfolio(s) from which you are exchanging and the Portfolio(s) into which you are exchanging. At least one registered account holder should sign this letter. An exchange involves the redemption of Portfolio shares and the purchase of shares of another Portfolio at their respective NAVs after receipt of an exchange request in proper form. Each Portfolio reserves the right to reject specific exchange orders and, on 60 days’ prior written notice, to suspend, modify or terminate exchange privileges.

Account Protection. Within your TD Waterhouse brokerage account, you have access to other investments available at TD Waterhouse, such as stocks, bonds, options, and other mutual funds. The securities in your TD Waterhouse brokerage account are protected up to $150 million per customer. The first $500,000 of coverage is provided by Securities Investor Protection Corporation (“SIPC”) of which up to $100,000 covers cash. A SIPC explanatory brochure is available by calling1-800-934-4448or online athttp://www.sipc.org. The remaining coverage is provided through Lloyd’s London. Please note that this account protection does not protect against losses due to market fluctuation.

SHAREHOLDER INFORMATION

Telephone Transactions
As a customer of TD Waterhouse you automatically have the privilege of purchasing, exchanging or redeeming Portfolio shares by telephone. TD Waterhouse and the Portfolios will employ reasonable procedures to verify the genuineness of telephone redemption requests. These procedures involve requiring certain personal identification information. If such procedures are not followed, TD Waterhouse and the Portfolios may be liable for any losses due to unauthorized or fraudulent instructions. Neither TD Waterhouse nor the Portfolios will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. You should verify the accuracy of your account statements immediately after you receive them and contact a TD Waterhouse Account Officer if you question any activity in the account. Each Portfolio reserves the right to refuse to honor requests made by telephone if the Portfolio believes them not to be genuine. The Portfolios also may limit the amount involved or the number of such requests. During periods of drastic economic or market change, telephone redemption privileges may be difficult to implement. The Portfolios reserve the right to terminate or modify this privilege at any time.

Statements and Reports to Shareholders
The Portfolios do not issue share certificates but record your holdings in noncertificated form. Your Portfolio activity is reflected in your TD Waterhouse brokerage account statement. The Portfolios provide you with audited annual and unaudited semi-annual financial statements. To reduce expenses, only one copy of most financial reports is mailed to you if you hold shares of more than one Portfolio under the same account name and tax identification number. Moreover, only one copy of each of the annual and semi-annual financial statements and prospectus of the Portfolios, and any proxy statement or information statement relating to the Portfolios, will be sent to a single household without regard to the number of shareholders residing at such household, unless you request otherwise by calling1-800-934-4448, or by sending a written request to TD Waterhouse at the address listed on the back cover page of this prospectus. TD Waterhouse will begin sending separate copies to your household within 30 days of receipt of your request.

Portfolio Business Days. The Portfolios are open for business on days when the New York Stock Exchange (NYSE) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open. In addition, the Portfolios may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

Pricing Your Shares
The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each business day as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern time). Each Portfolio’s shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment are received by the Portfolio in the manner described under “How to Buy and Sell Shares.”

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern time).

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Portfolio’s NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares. In addition, trading in some of a Portfolio’s securities may not occur on days when the Portfolio is open for business.

Like most money market funds, each Portfolio values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. This method of valuation minimizes the effect of changes in a security’s market value and helps each Portfolio to maintain a stable $1.00 share price. The Board of Directors has adopted procedures pursuant to which the NAV of a Portfolio, as determined under the amortized cost method, is monitored in relation to the market value of the Portfolio.

Dividends
On each day that the NAV of a Portfolio is determined, such Portfolio’s net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record as of the previous business day’s last calculation of NAV. All expenses are accrued daily and are deducted before declaration of dividends to investors. Net capital gains, if any, realized by a Portfolio will be distributed at least annually.

Dividends are declared daily and are reinvested monthly. Dividends and distributions from a Portfolio will be reinvested in additional full and fractional shares of the same Portfolio at the NAV next determined after their payable date. You may elect to receive any monthly dividend in cash by submitting a written election to TD Waterhouse by the tenth day of the specific month to which the election to receive cash relates.

Taxes
Dividends derived from interest and short-term capital gains generally are taxable to a shareholder as ordinary income even though they are reinvested in additional Portfolio shares. Distributions of net long-term capital gains, if any, realized by a Portfolio are taxable to individual shareholders of a Portfolio as long-term capital gains (currently at a maximum rate of 15%), regardless of the length of time the shareholder may have held shares in the Portfolio at the time of the distribution. Due to the nature of their investments, the Portfolios’ distributions will consist primarily of ordinary income. Corporate shareholders will not be eligible for the dividends-received deduction with respect to dividends paid by a Portfolio. In addition, dividends paid by a Portfolio will not qualify for the 15% maximum tax rate applicable to certain dividends pursuant paid to noncorporate taxpayers.

U.S. Government Portfolio.All or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

Municipal Portfolio, California Portfolio and New York Portfolio – Federal Income Tax. Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio intend to declare and distribute dividends exempt from federal income tax. Shareholders of any such Portfolio will not be required to include the “exempt-interest” portion of dividends paid by the Portfolio in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Exempt-interest dividends may be subject to state or local income taxes or give rise to a federal AMT liability. Exempt-interest dividends also may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of the shareholder and may have other collateral federal income tax consequences.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains) are taxable to shareholders as ordinary income. Interest on indebtedness which is incurred to purchase or carry shares of the Portfolio will not be deductible for federal income tax purposes.

Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

To the extent that exempt-interest dividends are derived from certain private activity bonds (some of which were formerly referred to as industrial development bonds) issued after August 7, 1986, they will be treated as an item of tax preference and may, therefore, be subject to both the individual and corporate AMT. All exempt-interest dividends will be included in determining a corporate shareholder’s adjusted current earnings. Seventy-five percent of the excess, if any, of “adjusted current earnings” over a corporate shareholder’s alternative minimum taxable income, with certain adjustments, will be an upward adjustment to such corporation’s alternative minimum taxable income.

The percentage of dividends which constitutes exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of a Portfolio declared during that year. These percentages may differ from the actual percentages for any particular day. Shareholders are advised to consult their tax advisers with respect to AMT consequences of an investment in a Portfolio. The tax exemption of dividends from a Portfolio for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and you are advised to consult your own tax adviser as to the status of your dividends under state and local tax laws.

California Portfolio – California Personal Income Taxes. The California Portfolio anticipates that substantially all of the dividends paid by it will be exempt from California personal income tax. In order for the Portfolio to pay dividends that are exempt from California income tax, California law generally requires that, at the close of each fiscal quarter, at least 50% of the value of the California Portfolio’s assets consists of obligations whose interest is exempt from California income tax when held by an individual. Assuming compliance with this requirement, dividends and distributions made by the California Portfolio from interest on such obligations are excludable from gross income for purposes of the California personal income tax. Distributions from other obligations, as well as distributions from recognized market discount, or short- or long-term capital gains, are subject to California personal income tax. Corporate taxpayers should note that the California Portfolio’s dividends and distributions are not exempt from California state corporate income or franchise taxes.

New York Portfolio – New York Personal Income Taxes. Individual shareholders of the New York Portfolio resident in New York State will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes. Other distributions from the New York Portfolio, including those related to market discount and capital gains, generally will not be exempt from state or city income tax. Distributions from the New York Portfolio will not be excluded from net income and shares of the New York Portfolio will be included in investment capital or business capital (but not both) in determining state franchise or city general corporation taxes for corporate shareholders. Shares of the New York Portfolio will not be subject to any state or city property tax. Shareholders of the New York Portfolio should consult their advisers about other state and local tax consequences of their investments in the Portfolio.

Miscellaneous. Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee. The Portfolios may be required to withhold U.S. federal income tax currently at the rate of 28% of all taxable distributions payable to you if you fail to provide the Portfolios in which you invest with your correct taxpayer identification number and to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

Frequent Purchases and Redemptions
Since the Portfolios are money market funds that are generally not designed for long-term investing and frequent purchases and redemptions of the Portfolios’ shares generally do not present risks to other shareholders of the Portfolios, the Board of Directors of the Company has determined that, at the present time, the Company need not adopt policies and procedures to prevent against frequent purchases and redemptions.

Disclosure of Portfolio Holdings
A description of the Company’s policies and procedures with respect to the disclosure of the Portfolios’ respective portfolio securities is available in the Company’s SAI and on the TD Waterhouse website athttp://www.tdwaterhouse.com. Each Portfolio’s complete portfolio holdings will be published on the TD Waterhouse website as of the end of each month, subject to a 30-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the website each Portfolio’s month-end top ten holdings, also with a 30-day lag time. This information will remain available on the website at least until the date on which the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current. The information will be available on the websitehttp://www.tdwaterhouse.com/products/accounts_investments/types_invest.html.

PORTFOLIO MANAGEMENT

Investment Manager
TD Waterhouse Asset Management, Inc., 100 Wall Street, New York, NY 10005, is the Portfolios’ investment manager. The investment manager formulates guidelines and lists of approved investments for each Portfolio, makes decisions with respect to and places orders for that Portfolio’s purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

For its services, the investment manager is entitled to an annual fee, accrued daily and payable monthly, on a graduated basis equal to 0.35% of the first $1 billion of average daily net assets of each Portfolio, 0.34% of the next $1 billion, and 0.33% of assets over $2 billion. The investment manager from time to time may assume certain expenses of the Portfolios (or waive its fees), which would have the effect of increasing yield to investors during the period of the expense reduction. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time upon notice to investors.

For the fiscal year ended October 31, 2004, the Portfolios paid the following amounts (as a percentage of average net assets) to the investment manager for its services: 0.30% with respect to the Money Market Portfolio; 0.31% with respect to the U.S. Government Portfolio; 0.30% with respect to the Municipal Portfolio; 0.26% with respect to the California Portfolio; and 0.25% with respect to the New York Portfolio.

In addition to the Portfolios, the investment manager currently serves as investment manager to TD Waterhouse Trust, TD Waterhouse Plus Funds, Inc. and TD Waterhouse Bank, N.A. and as of October 31, 2004 had total assets under management in excess of $12.6 billion.

Administrator
As administrator, TD Waterhouse, an affiliate of the investment manager, provides certain administrative services to the Portfolios. For its services as administrator, TD Waterhouse is entitled to receive from each Portfolio an annual fee, payable monthly, of 0.10% of each Portfolio’s average daily net assets. TD Waterhouse has entered into an agreement with Funds Distributor, Inc. (“FDI”) whereby FDI performs certain administrative services for the Portfolios. TD Waterhouse pays FDI’s fees for providing these services.

Distributor
FDI acts as distributor of the Portfolios’ shares for no compensation.

Shareholder Servicing
The Portfolios’ Shareholder Servicing Plan permits each Portfolio to pay banks, broker-dealers or other financial institutions (including TD Waterhouse and its affiliates) for shareholder support services they provide, at a rate of 0.25% of the average daily net assets of each Portfolio. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

ABOUT CALIFORNIA AND NEW YORK

California
California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment,

agriculture, manufacturing, tourism, construction and services. The State has a population of over 35 million, which has been growing at a 1-2% annual rate for several decades. Gross domestic product of goods and services in the State exceeds $1 trillion. Total personal income was estimated at $1,197 billion in 2003. Total employment is over 16 million.

California’s economy slipped into a recession in early 2001, losing about 290,000 jobs between March 2001 and January 2002. The recession was concentrated in the State’s high-tech sector and, geographically, in the San Francisco Bay Area. The economy has stabilized since the second quarter of 2003, with unemployment varying between 6 percent and 6.9%. 136,300 jobs were gained between July 2003 and June 2004. Current projections indicate that the California economy will grow moderately in calendar year 2004 and at a faster pace in calendar year 2005. Weakness in the national and State economies and in the stock market has resulted in lower tax revenues to the State of California. A large part of the State’s annual budget is mandated by constitutional guarantees (such as for educational funding and debt service) and caseload requirements for health and welfare programs, which adds further pressure. State general obligation bonds are, as of September 2004, rated “A3” by Moody’s Investors Service, “A” by Standard & Poor’s, and “A-” by Fitch Ratings. The Legislative Analyst’s May report projected a shortfall or “gap” on a budgetary basis of $6.7 billion in fiscal year 2005-06 and that the fiscal year 2006-07 shortfall would approach $10 billion, absent significant corrective actions.

The annual Budget Act for fiscal year 2004-05 (the “2004 Budget Act”), adopted by the Legislature on July 29, 2004 and signed by Governor Schwarzenegger on July 31, 2004, largely reflects the budget proposals contained in the May Revision (released on May 13, 2004) to the original 2004-05 Governor’s Budget (the “May Revision”). Revenue increases since the May Revision reflected in the 2004 Budget Act total $542 million. The majority of the change in revenues can be accounted for by a $315 million increase due to the Legislature’s adoption of the Legislative Analyst’s revenue estimates, and a $210 million increase from the suspension of the teacher’s tax credit. Resources also increased by an additional $341 million in prior year adjustments. In addition, expenditures increased by $1.1 billion since the May Revision. These changes resulted in a $230 million reduction to the reserve, compared to the May Revision. The majority of the expenditure increase is due to the restoration of solutions in the health and human services, employee compensation, county probation, and higher education areas. In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7 percent), cost avoidance ($4.4 billion or 31.7%), fund shifts ($1.6 billion or 11.2%), loans or borrowing ($2.1 billion or 15.4%), and transfers and other revenue ($1.8 billion or 13.0%). Realization of the 2004 Budget Act proposals is dependent upon numerous assumptions and contingencies more fully described herein.

Many local government agencies, particularly counties, continue to face budget constraints due to limited taxing powers, mandated expenditures for health, welfare and public safety, and a weakened economy, among other factors. California State and local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, and in their ability to appropriate their tax revenues, by a series of constitutional amendments enacted by voter initiative since 1978. Individual local governments may also have local initiatives which affect their fiscal flexibility. For more information about the State, see “Information About California” in the Statement of Additional Information.

New York
New York State (“New York” or the “State”) is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. Beginning in 2003, federal and state government employment and wage statistics are being reported in accordance with the new NAICS industrial classification system.

In the calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11th attack resulted in a slowdown in New York that was more severe than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years.

The September 11th terrorist attack had a more devastating impact on the New York economy than on any other state. New York City is still recovering from the severity of the blow. However, there is evidence that the State economy has emerged from recession and that the State’s current economic expansion, estimated to have begun in August 2003, will be sustainable. The State economy has added over 72,000 private sector jobs since August of last year. Total State employment is projected to rise 0.5% in 2004, following a decline of 0.6% in 2003. Wage income is projected to rise 5.6% in 2004, following growth of only 1.4% in 2003. Employment, wage, and total personal income growth projected for 2004 are much closer to historical averages for New York and reflect the belief that the State economy is solidly on an expansionary path. The unemployment rate is projected to fall from 6.3% in 2003 to 6.2% for 2004. In addition to the risks associated with the national economic forecast, there exist specific risks to the State economy. Chief among them is a weaker performance within the financial sector than is currently projected. Higher energy prices and a new round of global instability appear to be having a more

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negative impact on equity markets than on the economy as a whole. A weaker financial market performance than expected could result in lower bonus payment growth than projected, though this impact would be largely felt during the first quarter of 2005. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, greater demand for financial market services and even stronger income growth in that sector than expected.

For more information about the State, see “Information About New York” in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS
The financial highlights tables on the following pages are intended to help you understand each Portfolio’s financial performance for each of the indicated periods. Certain information reflects financial results for a single share of each Portfolio. The total return amounts in the tables represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Portfolios’ financial statements, are included in the annual report, which is available upon request by calling TD Waterhouse at1-800-934-4448.

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Portfolio’s financial statements.

	Money Market Portfolio

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2004	2003	2002	2001	2000

PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000

Net investment income	0.005	0.006	0.015	0.044	0.056

Dividends from net investment income	(0.005)	(0.006)	(0.015)	(0.044)	(0.056)
Distributions from net realized
gains on security transactions	—	(0.000)*	—	—	—

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000

RATIOS
Ratio of total expenses to average net assets	0.91%	0.90%	0.90%	0.92%	0.92%
Ratio of net expenses to average net assets	0.82%	0.77%	0.77%	0.75%	0.75%
Ratio of net investment income to average net assets	0.49%	0.64%	1.46%	4.29%	5.69%

SUPPLEMENTAL DATA
Total investment return (A)	0.52%	0.65%	1.48%	4.45%	5.74%

Net assets, end of year	$6,252,453,325	$8,907,242,750	$8,593,706,212	$7,837,492,302	$6,155,863,489

Average net assets	$7,550,940,664	$8,636,511,932	$8,190,289,039	$7,201,241,377	$5,519,126,965

*	Amount represents less than $0.001 per share.

(A)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.

26	27

Contained below is per share operating performance data for a share of common stock outstanding, ratios to average net assets, total investment return, and other supplemental data for each period indicated. This information has be

	U.S. Government Portfolio

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2004	2003	2002	2001	2000

PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000

Net investment income	0.004	0.006	0.014	0.042	0.054

Dividends from net investment income	(0.004)	(0.006)	(0.014)	(0.042)	(0.054)
Distributions from net realized
gains on security transactions	—	(0.000)*	—	—	—

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000

RATIOS
Ratio of total expenses to average net assets	0.92%	0.92%	0.93%	0.94%	0.94%
Ratio of net expenses to average net assets	0.82%	0.78%	0.77%	0.75%	0.75%
Ratio of net investment income to average net assets	0.45%	0.55%	1.36%	4.13%	5.41%

SUPPLEMENTAL DATA
Total investment return (A)	0.45%	0.56%	1.37%	4.31%	5.56%

Net assets, end of year	$1,484,804,710	$1,568,884,363	$1,270,725,107	$1,181,666,805	$891,799,338

Average net assets	$1,561,665,079	$1,292,118,256	$1,210,024,354	$1,020,855,050	$901,031,857

*	Amount represents less than $0.001 per share.

(A)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.

28	29

Contained below is per share operating performance data for a share of common stock outstanding, ratios to average net assets, total investment return, and other supplemental data for each period indicated. This information has been derived from the Portfolio’s financial statements.

	Municipal Portfolio

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2004	2003	2002	2001	2000

PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000

Net investment income	0.004	0.005	0.010	0.027	0.034

Dividends from net investment income	(0.004)	(0.005)	(0.010)	(0.027)	(0.034)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000

RATIOS
Ratio of total expenses to average net assets	0.93%	0.92%	0.94%	0.94%	0.95%
Ratio of net expenses to average net assets	0.81%	0.76%	0.76%	0.74%	0.74%
Ratio of net investment income to
average net assets	0.38%	0.48%	0.98%	2.67%	3.40%

SUPPLEMENTAL DATA
Total investment return (A)	0.39%	0.48%	0.98%	2.74%	3.45%

Net assets, end of year	$740,484,497	$718,450,259	$672,346,210	$648,756,171	$523,567,900

Average net assets	$758,867,575	$716,364,898	$659,741,138	$608,775,666	$505,599,538

(A)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.

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Contained below is per share operating performance data for a share of common stock outstanding, ratios to average net assets, total investment return, and other supplemental data for each period indicated. This information has been derived from the Portfolio’s financial statements.

	California Municipal
	Money Market Portfolio

	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2004	2003	2002	2001	2000*

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000

Net investment income	0.005	0.004	0.009	0.024	0.005

Dividends from net investment income	(0.005)	(0.004)	(0.009)	(0.024)	(0.005)

Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000

RATIOS
Ratio of total expenses to average net assets	0.94%	0.94%	0.94%	0.94%	1.15%	(B)
Ratio of net expenses to average net assets	0.70%	0.65%	0.65%	0.65%	0.65%	(B)
Ratio of net investment income to average net assets	0.46%	0.45%	0.87%	2.34%	2.95%	(B)

SUPPLEMENTAL DATA
Total investment return (A)	0.46%	0.45%	0.87%	2.38%	2.96%	(B)

Net assets, end of period	$259,311,733	$255,964,770	$256,338,547	$231,483,361	$214,545,918

Average net assets	$259,374,649	$256,329,078	$242,095,438	$228,193,975	$224,605,169

*	Portfolio commenced operations on September 1, 2000.

(A)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.

(B)	Annualized.

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Contained below is per share operating performance data for a share of common stock outstanding, ratios to average net assets, total investment return, and other supplemental data for each period indicated. This information has been derived from the Portfolio’s financial statements.

	New York Municipal
	Money Market Portfolio

	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2004	2003	2002	2001	2000*

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000

Net investment income	0.004	0.004	0.009	0.025	0.006

Dividends from net investment income	(0.004)	(0.004)	(0.009)	(0.025)	(0.006)
Distributions from net realized
gains on security transactions	—	(0.000)**	—	—	—

Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000

RATIOS
Ratio of total expenses to average net assets	0.97%	0.96%	0.97%	0.95%	1.22%	(B)
Ratio of net expenses to average net assets	0.70%	0.65%	0.65%	0.65%	0.65%	(B)
Ratio of net investment income to average net assets	0.43%	0.45%	0.87%	2.44%	3.53%	(B)

SUPPLEMENTAL DATA
Total investment return (A)	0.43%	0.46%	0.87%	2.53%	3.54%	(B)

Net assets, end of period	$140,319,128	$150,323,612	$149,269,604	$132,893,862	$100,705,806

Average net assets	$141,606,419	$156,579,143	$144,026,670	$119,680,318	$101,951,165

*	Portfolio commenced operations on September 1, 2000.

**	Amount represents less than $0.001 per share.

(A)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.

(B)	Annualized.

34	35

FOR MORE INFORMATION

More information on the Portfolios is available upon request, including the following:

Shareholder Reports. Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders.

Statement of Additional Information (SAI). The SAI includes more information about the Portfolios and their policies. The SAI is on file with the SEC and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Portfolios, and make shareholder inquiries by contacting:

TD Waterhouse Investor Services, Inc.
Mutual Fund Services
P.O. Box 2630
Jersey City, New Jersey 07308-2630

Telephone: 1-800-934-4448
Hearing Impaired: TTY 1-800-933-0555
Internet site: http://www.tdwaterhouse.com

Text-only versions of the Portfolios’ prospectus can be viewed online or downloaded from TD Waterhouse (http://www.tdwaterhouse.com). The Portfolios’ prospectus and other documents pertaining to the Portfolios also can be viewed online or downloaded from the SEC (http://www.sec.gov).

You can also review and copy information about each Portfolio, including the SAI, at the SEC’s public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102 or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-942-8090.

The Portfolios are a series of TD Waterhouse Family of Funds, Inc. whose investment company registration number is 811-9086.

TDW #4082 Rev. 11/04	TD Waterhouse Investor Services, Inc. Member NYSE/SIPC.

TD WATERHOUSE
FAMILY OF FUNDS, INC.

100 Wall Street
New York, New York 10005
1-800-934-4448

STATEMENT OF ADDITIONAL INFORMATION
December 29, 2004

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated December 29, 2004 (the “Prospectus”) for the Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Municipal Money Market Portfolio and the New York Municipal Money Market Portfolio, each a series (each a “Portfolio”) of TD Waterhouse Family of Funds, Inc. (the “Company”). The Prospectus is incorporated by reference into this SAI .

Each Portfolio’s financial statements and financial highlights for the fiscal year ended October 31, 2004, including the independent registered public accounting firm’s report thereon, are included in the Portfolio’s Annual Report and are incorporated herein by reference.

To obtain a free copy of the Prospectus or Annual Report, please write to TD Waterhouse Investor Services, Inc., Customer Service, at P.O. Box 2630, Jersey City, New Jersey 07303-2630, or call 1-800-934-4448.

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE COMPANY	3

INVESTMENT POLICIES AND RESTRICTIONS	3

INFORMATION ABOUT CALIFORNIA	18

INFORMATION ABOUT NEW YORK	26

PORTFOLIO TRANSACTIONS	41

MANAGEMENT OF THE COMPANY	42

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES	47

DIVIDENDS AND TAXES	60

SHARE PRICE CALCULATION	64

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	65

PERFORMANCE	65

SHAREHOLDER INFORMATION	66

ANNEX A – RATINGS OF INVESTMENTS	68

TD WATERHOUSE
FAMILY OF FUNDS, INC.

GENERAL INFORMATION ABOUT THE COMPANY

The Company is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Company was organized as a corporation under Maryland law on August 16, 1995. The Company changed its name from Waterhouse Investors Family of Funds, Inc. to TD Waterhouse Family of Funds, Inc. on September 20, 1999. The Company is known as a “series company” because it offers multiple portfolios. This SAI pertains to the Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Municipal Money Market Portfolio (the “California Portfolio”) and the New York Municipal Money Market Portfolio (the “New York Portfolio”).

Each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio are “diversified” as that term is defined in the Investment Company Act. The California Portfolio and the New York Portfolio are “non-diversified” as that term is defined in the Investment Company Act.

The investment manager of the Portfolios is TD Waterhouse Asset Management, Inc. (the “Investment Manager”).

INVESTMENT POLICIES AND RESTRICTIONS

Each Portfolio’s investment objective, and its investment policies and restrictions that are designated as fundamental, may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Portfolio. Except as otherwise indicated, however, each Portfolio’s investment policies are not fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term “majority of the outstanding voting securities” of the Company, or of a particular Portfolio means, respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Company or such Portfolio present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Company or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company or such Portfolio.

The following policies and restrictions supplement those set forth in the Prospectus. Each Portfolio’s investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Portfolios.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio’s assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio’s investment policies and restrictions.

As money market funds, the Portfolios rely on Rule 2a-7 under the Investment Company Act, as amended (“Rule 2a-7”), in their pursuit of a stable net asset value of $1.00 per share. Rule 2a-7 imposes certain quality, maturity, liquidity and diversification standards on the operation of the Portfolios. See “Rule 2a-7 Matters” below.

Asset-Backed Securities

Each Portfolio may invest in securities backed by pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. The U.S. Government Portfolio will invest in asset-backed securities only to the extent that such securities are considered government securities as described below.

Bank Obligations

Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers’ acceptances of U.S. banks and their branches located outside of the United States, U.S. savings and loan institutions, U.S. branches of foreign banks, and foreign branches of foreign banks.

Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Portfolio but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Portfolio’s yield. Although fixed-time deposits d o not in all cases have a secondary market, there are no contractual restrictions on a Portfolio’s right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Portfolio’s investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. Investments in foreign bank obligations are limited to banks and branches located in countries that the Investment Manager believes do not present undue risk.

Investment in foreign bank obligations is subject to the additional risks associated with foreign securities.

Borrowing

Each Portfolio may borrow from banks and engage in reverse repurchase agreements. As a matter of fundamental policy, each Portfolio will limit borrowings (including any reverse repurchase agreements) to amounts not in excess of 33 1/3% of the value of the Portfolio’s total assets less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. As a non-fundamental policy, a Portfolio will borrow money only as a temporary measure for defensive or emergency purposes in order to meet redemption requests without immediately selling any portfolio securities. No Portfolio will borrow from banks for leverage purposes. As a matter of fundamental policy, a Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings rep resenting more than 5% of its total assets are outstanding.

Certificates of Participation

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may invest in certificates of participation. Certificates of participation may be variable rate or fixed rate with remaining maturities of one year or less. A certificate of participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the municipal security supporting the payment of principal and interest on the certificate of participation. Payments of principal and interest would be dependent upon the underlying municipal security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issuer of certificates of participation is based primarily upon the rating of the municipal security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor provi ding credit support to the issue. The Investment Manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate of participation and in determining whether the certificate of participation is appropriate for investment by a Portfolio. It is anticipated by the Investment Manager that for most publicly offered certificates of participation, there will be a liquid secondary market or there may be demand features enabling a Portfolio to readily sell its certificates of participation prior to maturity to the issuer or third party. As to those instruments with demand features, each Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper and Similar Securities

Corporate debt securities include corporate bonds and notes and short-term investments, such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliates’ current obligations and is frequently unsecured. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Variable rate demand notes are unsecured notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Variable rate demand notes are redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. Since these notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Portfolio may demand payment of principal and accrued interest at any time. Variable rate demand notes must satisfy the same criteria as s et forth above for commercial paper.

Loan participation interests represent interests in senior, unsecured, working capital loans, which rank on the same priority and security level as commercial paper. They are generally issued by corporate entities that require some short-term funding but lack the large borrowing need or legal status required to establish a commercial paper program. These interests are actively marketed to money market funds and other short-term investors by a number of dealers. These selling banks are also the originators of the underlying bank loans. The selling banks reserve the right to allow any secondary marketing or repurchases of loan participation interests.

Loan participation interests are sold on a non-recourse basis; in the event of default of the borrower, an investor would have no direct claim against the borrower, but rather, would look to the selling bank to proceed against the borrower. In fact, investors must rely on the selling bank to remit all principal and interest from loan participation interests on a regular basis.

A Portfolio will invest only in commercial paper rated in one of the two highest rating categories by a nationally recognized statistical rating organization (“NRSRO”), commercial paper or notes of issuers with a debt issue (which is comparable in priority and security with the commercial paper or notes) rated in one of the two highest rating categories for short-term debt obligations by an NRSRO, unrated commercial paper or notes of comparable quality as determined by the Investment Manager, or commercial paper secured by a letter of credit issued by a domestic or foreign bank rated in the highest rating category by an NRSRO. For a description of ratings issued by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”), two NRSROs, see “Annex A - Ratings of Investments.”

Credit Enhancement Features

Each Portfolio may invest in securities subject to letters of credit or other credit enhancement features. Such letters of credit or other credit enhancement features are not subject to federal deposit insurance, and changes in the credit quality of the issuers of such letters of credit or other credit enhancement features could cause losses to a Portfolio and affect its share price.

Foreign Securities

Each Portfolio may invest in bank obligations of the foreign branches of U.S. banks (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign branches of foreign banks. Each Portfolio also may invest in U.S. dollar-denominated securities issued or guaranteed by foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and foreign financial institutions.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States, and the Company may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, increased taxation, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.

Funding Agreements

The Money Market Portfolio may invest in funding agreements. Funding agreements are insurance contracts between an investor and an insurance company. For the issuer (insurance company), they represent senior obligations under an insurance product. For the investor, and from an Internal Revenue Service and Securities and Exchange Commission (“SEC”) perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general account of the issuing entity and rank on the same priority level as other policyholder claims.

Funding agreements are typically issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid by the Portfolio.

These agreements are regulated by the state insurance board in the state where they are executed.

Government Securities

Each Portfolio may invest in government securities. The term “government securities” for this purpose includes marketable securities and instruments issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities (“Agencies”) are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government Na tional Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Fannie Mae (FNMA or Federal National Mortgage Association), Freddie Mac (Federal Mortgage Association Corp.), Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

Illiquid Securities

Each Portfolio may invest up to 10% of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. In determining the liquidity of a Portfolio’s investments, the Investment Manager may consider various factors, including (i) the unregistered nature of the security; (ii) the frequency of trades and quotations for the security, (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (iv) dealer undertakings to make a market in the security, (v) the nature of trading in the security, (vi) the trading and markets for the security, and (vii) the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.

Investments currently considered by the Portfolios to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by or under the direction of the Board of Directors. If through a change in values, net assets, or other circumstances, a Portfolio was in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity, which may include disposing of illiquid assets. If a Portfolio decides to sell illiquid securities, such sale might be at a disadvantageous time or at a disadvantageous price.

For purposes of the 10% limit on illiquid securities, Rule 144A securities will not be considered to be illiquid so long as the Investment Manager determines, in accordance with procedures adopted by the Board of Directors, that such securities have a readily available market. The Investment Manager will monitor the liquidity of such securities subject to the supervision of the Board of Directors.

Municipal lease obligations will not be considered illiquid if they (i) are publicly offered and are rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or (ii) have a demand feature, which, if exercised, will result in payment of their par value within seven days. Municipal lease obligations not meeting either of these criteria (“Restricted Municipal Lease Obligations”) will not be considered illiquid for purposes of a Portfolio’s 10% limitation on illiquid securities, provided the Investment Manager determines that there is a readily available market for such securities, in accordance with procedures adopted by the Board of Directors. With respect to Restricted Municipal Lease Obligations, the Investment Manager will consider, pursuant to such procedures, the general credit quality of the Restricted Municipal Lease Obligation including, in the case of Restricted Municipal Lease Obligations that are unrated, an analysis of such factors as (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and any other factors unique to municipal lease obligations as determined by the Investment Manager.

Investment Company Securities

Each Portfolio may invest in securities issued by other investment companies to the extent that such investments are consistent with the Portfolio’s investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, a Portfolio may not acquire more than 3% of the outstanding securities of any one investment company. In addition, each Portfolio will limit its investments in other investment companies in accordance with the diversification and quality requirements of such Portfolio. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations. Such investments will be made solely in other no-load money market funds.

Municipal Securities

Each Portfolio, except the U.S. Government Portfolio, may invest in municipal securities. The Municipal Portfolio, the California Portfolio and the New York Portfolio invest primarily in municipal securities. Municipal securities include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

Municipal securities include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals that would require registration in the future.

The Investment Manager relies on the opinion of the issuer’s counsel, which is rendered at the time the security is issued, to determine whether the security is appropriate, with respect to its tax status, to be purchased by a Portfolio.

Municipal securities may include other securities similar to those described below that are or may become available.

Municipal Bonds.   Municipal bonds can be classified as either “general obligation” or “revenue” bonds. General obligation bonds are secured by a municipality’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds include industrial development bonds. Municipal bonds may also be “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

Municipal bonds include tax-exempt industrial development bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the municipality. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax (other than the alternative minimum tax (AMT)).

Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. General obligation bonds are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general tax revenues. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Revenue bonds issued by housing authorities may be secured in a number of ways, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. In recent years, revenue bonds have been issued in large volumes for project s that are privately owned and operated, as discussed below.

Municipal bonds are considered private activity bonds if they are issued to raise money for privately owned or operated facilities used for such purposes as production or manufacturing, housing, health care and other nonprofit or charitable purposes. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s owner or user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

The types of projects for which private activity bonds may bear tax-exempt interest under the Internal Revenue Code of 1986, as amended (the “Code”) have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986, and continue to be subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated facilities of organizations described in Section 501(c)(3) of the Code (such as private universities and nonprofit hospitals), certain owner-occupied and rental residential projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the tax-exempt refinancing of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing could become increasingly limited.

Municipal Notes.   Municipal notes, which may be either “general obligation” or “revenue” securities, are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. Examples of municipal notes are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer.

Municipal Lease Obligations. Municipal lease obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include “non-appropriation clauses” providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. A Portfolio’s ability to recover under such a lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure proves difficult. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds.

Investment in municipal lease obligations is generally made indirectly (i.e., not as a lessor of the property) through a participation interest in such obligations owned by a bank or other third party. A participation interest gives the investor a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Certain Tax Aspects. Municipal securities are also categorized according to whether or not the interest is includable in the calculation of AMT imposed on individuals, according to whether or not the costs of acquiring or carrying the securities are deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of the Code and related requirements governing the issuance of tax-exempt securities, industry practice has uniformly required, as a condition to the issuance thereof, particularly in the case of revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on such securities.

Taxable Investments (Municipal Portfolio, California Portfolio and New York Portfolio).  Each Portfolio anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Portfolio shares, or in order to meet redemption requests, a Portfolio may hold cash or cash equivalents. In addition, there may be occasions when, in order to raise cash to meet redemptions, a Portfolio may be required to sell securities at a loss.

From time to time, a Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal and, in the case of the California Portfolio and the New York Portfolio, either California state or New York state (or city) income tax, respectively. For example, a Portfolio may invest in obligations whose interest is taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities, or, with respect to the California Portfolio and the New York Portfolio, when suitable state specific tax-exempt securities are unavailable. Should a Portfolio invest in taxable obligations, it would purchase securities that in the Investment Manager’s judgment are of high quality. These would include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements.

Additional Risk Considerations.  The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a Portfolio’s distributions. If such proposals were enacted, the availability of municipal obligations and the value of a Portfolio’s holdings would be affected, and the Board of Directors would reevaluate the Portfolio’s investment objective and policies.

Non-Diversification and Concentration

Each of the California Portfolio and New York Portfolio is classified as “non-diversified” for purposes of the Investment Company Act, which means that the Portfolio is not limited by the Investment Company Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent a Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because each Portfolio invests primarily in securities issued by a single state and its municipalities, it is more vulnerable to unfavorable developments within that particular state than funds that invest in municipal securities of many states.

Generally, each Portfolio may not “concentrate” its assets in securities related to a particular industry. Concentration, as the term is used in the Investment Company Act, means that at least 25% of the Portfolio’s assets would be invested in the securities of issuers within the same industry. Each of the California Portfolio and the New York Portfolio may, however, invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities, although each Portfolio does not currently intend to do so on a regular basis. Investment in municipal securities repayable from related revenue streams further concentrates a Portfolio’s risks.

Put Features

Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank’s credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank’s credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank’s ability to honor its credit commitment. Demand features, stan dby commitments, and tender options are types of put features.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements, which are instruments under which the seller (broker-dealer or bank) of a security agrees to repurchase that security from a Portfolio at a mutually agreed upon time and price (which resale price is higher than the purchase price), thereby determining the yield during the Portfolio’s holding period. Repurchase agreements are, in effect, loans collateralized by the underlying securities. Maturity of the securities subject to repurchase may exceed one year. It is each Portfolio’s current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Investment Manager, however, it does not presently appear possible to eliminate all risks from these transactions. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio might have expenses in enforcing its rights, and cou ld experience losses, including a decline in the value of the underlying security and loss of income.

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables a Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

While a reverse repurchase agreement is outstanding, a Portfolio will segregate appropriate liquid assets to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager.

Rule 144A Securities

If otherwise consistent with its investment objectives and policies, each Portfolio may invest in Rule 144A securities. Rule 144A securities are securities that are not registered under the Securities Act of 1933 but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act of 1933. Any such security will not be considered illiquid so long as it is determined by the Company’s Board of Directors or the Investment Manager, acting under guidelines approved and monitored by the Company’s Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Rule 2a-7 Matters

Each Portfolio must comply with the requirements of Rule 2a-7. Under the applicable quality requirements of Rule 2a-7, the Portfolios may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition “eligible securities” as defined in Rule 2a-7. Generally, eligible securities are divided into “first tier” and “second tier” securities. First tier securities are generally those in the highest rating category (e.g., A-1 by S&P) or unrated securities deemed to be comparable in quality, government securities and securities issued by other money market funds. Second tier securities are generally those in the second highest rating category (e.g., A-2 by S&P) or unrated securities deemed to be comparable in quality. See “Annex A – Ratings of Investments.”

Except to the limited extent permitted by Rule 2a-7 and except for government securities, each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio may not invest more than 5% of its total assets in the securities of any one issuer. With respect to 75% of its total assets, each of the California Portfolio and the New York Portfolio may not invest more than 5% of its total assets in the securities of any one issuer.

Each Portfolio is limited with respect to the extent to which it can invest in second tier securities. For example, the Money Market Portfolio may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer. Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio must limit investment in second tier “conduit securities” (as defined in Rule 2a-7) to 5% of its total assets and, with respect to second tier conduit securities issued by a single issuer, the greater of $1 million or 1% of the Portfolio’s total assets. Generally, conduit securities are securities issued to finance non-governmental private projects, such as retirement homes, private hospitals, local housing projects, and industrial development projects, with respect to which the ultimate obligor is not a government entity.

Each Portfolio will maintain a dollar-weighted average maturity of 90 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less or other features that shorten maturities in a manner consistent with the requirements of Rule 2a-7, such as interest rate reset and demand features.

Section 4(2) Paper

Each Portfolio, except the U.S. Government Portfolio, may invest in Section 4(2) paper. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as a Portfolio, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Investment Manager considers legally restricted but readily saleable Section 4(2) paper to be liquid. However, pursuant to procedures adopted by the Company’s Board of Directors, if an investment in Section 4(2) paper is not determined by the Investment Manager to be liquid, that investment will be included w ithin the 10% limitation on illiquid securities. The Investment Manager will monitor the liquidity of a Portfolio’s investments in Section 4(2) paper on a continuous basis.

Securities Lending

Each Portfolio may lend portfolio securities in amounts up to 33 1/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, a Portfolio will receive income while retaining the securities’ potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.

Standby Commitments

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may acquire standby commitments. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, a Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. Each Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, a Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments w ill not affect the dollar-weighted average maturity of a Portfolio or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Investment Manager may rely upon its evaluation of a bank’s credit in determining whether to invest in an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by a Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Stripped Government Securities

Each Portfolio, except the Municipal Portfolio, the California Portfolio and the New York Portfolio, may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. These instruments are issued at a discount to their “face value” and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Money Market Portfolio and the U.S. Government Portfolio. The Money Market Portfolio can purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency securi ty with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGR”s), and generic Treasury Receipts (“TR”s), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (“FICO”) can also be stripped in this fashion. Because of the view of the SEC on privately stripped government securities, the Money Market Portfolio must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds.

Temporary Defensive Position

When market or business conditions warrant, each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may assume a temporary defensive position and invest without limit in cash or cash equivalents, which may include taxable investments. For temporary defensive purposes, cash equivalents may include (i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) certificates of deposit, bankers’ acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have a minimum rating of A-1 from S&P or P-1 from Moody’s or a comparable rating from an NRSRO or unrated securities of comparable quality, (iii) commercial paper rated at least A-1 by S&P or P-1 by Moody’s or a comparable rating from another NRSRO or unrated securities of comparable quality, (iv) repurchase agreements covering any of the securiti es in which a Portfolio may invest directly, and (v) money market mutual funds. To the extent a Portfolio assumes a temporary defensive position, it may not be pursuing its investment objective. When a Portfolio assumes a temporary defensive position, it is likely that its shareholders will be subject to federal and, in the case of the California Portfolio and the New York Portfolio, to California state or New York state (or city) income taxes (as applicable) on a greater portion of their income dividends received from the Portfolio.

Tender Option Bonds

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may purchase tender option bonds. Tender option bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements , a Portfolio may buy tender option bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for a Portfolio, the Investment Manager will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

Variable or Floating Rate Obligations

Each Portfolio may invest in variable rate or floating rate obligations. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. The interest rate of variable rate obligations ordinarily is determined by reference to or is a percentage of an objective standard such as the London Interbank Offered Rate (“LIBOR”), the Federal Funds Rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate obligations reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Each Portfolio determines the maturity of variable rate obl igations and floating rate obligations in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued and Delayed Delivery Basis Securities

Each Portfolio may invest in when-issued and delayed delivery basis securities. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities on a when-issued or delayed delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally, such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with each Portfolio’s other investments. If a Portfolio remains substantially fully invested at a time when when-issued or delayed delivery purcha ses are outstanding, the purchases may result in a form of leverage. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Portfolio’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio’s net asset value.

When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Portfolio could miss a favorable price or yield opportunity, or could suffer a loss. Each Portfolio may renegotiate when-issued or delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses. The sale of such securities by the Municipal Portfolio, the California Portfolio or the New York Portfolio may result in the realization of gains that are not exempt from federal income tax.

In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a Portfolio will consider them to have been purchased on the date when it committed itself to the purchase. When when-issued or delayed delivery purchases are outstanding, a Portfolio will segregate appropriate liquid assets to cover its purchase obligations. A Portfolio will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring or disposing of the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable.

Zero Coupon Bonds

Each Portfolio may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Portfolio takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

Future Developments

Each Portfolio may invest in securities and in other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with such Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and/or SAI will be amended or supplemented as appropriate to discuss any such new investments.

The following are the Fundamental Investment Restrictions of each Portfolio of the Company. Each Portfolio (unless noted otherwise) may not:

(1) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(2) (with respect to the Municipal Portfolio only) normally invest less than 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax, but may be subject to federal alternative minimum tax liability;

(3) (with respect to the California Portfolio only) normally invest less than 80% of its total assets in municipal obligations issued by the state of California, its political subdivisions, authorities, instrumentalities and public corporations, or by other qualified issuers, including the various territories and possessions of the United States, the income from which is exempt from both California personal income tax and federal income tax, but may be subject to federal alternative minimum tax liability;

(4) (with respect to the New York Portfolio only) normally invest less than 80% of its total assets in municipal obligations issued by the state of New York, its political subdivisions, authorities, instrumentalities and public corporations, or by other qualified issuers, including the various territories and possessions of the United States, the income from which is exempt from both New York personal income tax and federal income tax, but may be subject to federal alternative minimum tax liability;

(5) issue senior securities, except as permitted under the Investment Company Act;

(6) make short sales of securities or purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

(7) borrow money, except that each Portfolio may: (i) borrow money for temporary defensive or emergency purposes (not for leveraging or investment), (ii) engage in reverse repurchase agreements for any purpose, and (iii) pledge its assets in connection with such borrowing to the extent necessary; provided that (i) and (ii) in combination do not exceed 33 1/3% of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. A Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding;

(8) act as an underwriter (except as it may be deemed such in a sale of restricted securities);

(9) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; or, in the case of the Municipal Portfolio, tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing) if, as a result, more than 25% of the Portfolio’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Money Market Portfolio may invest more than 25% of its total assets in the financial services industry and the Municipal Portfolio may invest more than 25% of its total assets in industrial development bonds related to a single industry. The Money Market Por tfolio specifically reserves the right to invest up to 100% of its assets in certificates of deposit or bankers’ acceptances issued by U.S. banks including their foreign branches, and U.S. branches of foreign banks, in accordance with its investment objectives and policies;

(10) (with respect to the California Portfolio and the New York Portfolio only) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, immediately after the purchase more than 25% of the Portfolio’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that a Portfolio may invest in obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing, or invest more than 25% of its total assets in industrial development bonds related to a single industry;

(11) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(12) buy or sell commodities or commodity (futures) contracts, except for financial futures and options thereon. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts;

(13) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements; or

(14) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or to the extent otherwise permitted by the Investment Company Act; however, a Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Portfolio.

The following Investment Restrictions are not fundamental and may be changed without shareholder approval. Each Portfolio (unless noted otherwise) does not currently intend to:

(1) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or a security subject to a “guarantee issued by a non-controlled person,” as defined in Rule 2a-7) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that a Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days;

(2) purchase or hold any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the “private placement” exemption afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) paper), securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (Rule 144A securities), and other securities, that are determined to be liquid pursuant to procedures adopted by the Company’s Board of Direct ors;

(3) invest in financial futures and options thereon; or

(4) (with respect to the U.S. Government Portfolio only) normally invest less than 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations; provided, further, that any change to such policy shall require a notice to shareholders at least 60 days prior to such change.

INFORMATION ABOUT CALIFORNIA

Following is a brief summary of some of the factors that may affect the financial condition of the State of California and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by the California Portfolio or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in the State of California could have an adverse impact on the financial condition of the State of California and its political subdivisions, including issuers of obligations held by the Portfolio. It is not possible to predict whether and to what extent those factors may affect the financial condition of the State of California and its political subdivisions, including the issuers of obligations held by the Portfolio.

The following summary is based on information in publicly available offering statements relating to debt offerings of State and local issuers that has not been independently verified by the Company or its legal counsel. The State’s offering statements may be found at the website of the California State Treasurer’s Office, www.treasurer.ca.gov, under the heading “Bond Information.”

General

California’s economy is the largest among the 50 states and one of the largest in the world. The State’s population of over 35 million represents over 12% of the total United States population. Total personal income in the State, at an estimated $ 1,197  billion in 2003, accounts for almost 12.9 % of all personal income in the nation. Total employment is over 16 million, the majority of which is in the service, trade and manufacturing sectors.

California’s economy slipped into a moderate recession in early 2001, losing 290,000 jobs between March 2001 and January 2002. The recession was concentrated in the State’s high-tech sector and, geographically, in the San Francisco Bay Area. The economy has improved since the second quarter of 2003, with unemployment varying between 6 percent and 6.9 percent and employment falling by about 14,000 between April 2003 and April 2004. Current projections indicate that the California economy will grow moderately in calendar year 2004 and at a faster pace in calendar year 2005.

Constitutional Limitations on Taxes, Other Charges and Appropriations

Limitation on Property Taxes.  Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits to 1% of full cash value of the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several new provisions affecting “fees” and “charges” imposed upon a parcel or upon a person as an incident of property ownership. All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. With certain exceptions, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency. The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State’s economy.

“Excess” revenues are measured over a two-year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. Local governments may by voter approval exceed their spending limits for up to four years. For most of the last ten years, appropriations subject to limitation have been under the State’s appropriations limit. However, because of extraordinary revenue receipts in fiscal year 1999-2000, the State appropriations were exceeded by $975 million in that year. As of the release of the 2004 Budget Act, the Department of Finance projected the State’s appropriations subject to limitation to be $ 13.698  billion and $ 10.569  billion under its appropriations limit in fiscal years 2003 -2004 and 2004-2005, respectively.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal obligations or on the ability of the State or local governments to pay debt service on such California municipal obligations.

Proposition 98.   On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the State’s appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund.

Obligations of the State of California

Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of October 1, 2004, the State had outstanding approximately $ 46  billion of long-term general obligation bonds and $ 7.2  billion of lease-purchase debt supported by the State General Fund. Voters approved a total of $ 3.75 billion of new general obligation bond authorizations that were on the November  2, 2004 election ballot. Additional bond proposals, including a $9.95 billion bond measure for high speed rail projects , may also be added in 2006.

Obligations of State Agencies

A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the State’s General Fund and carry different ratings than those of the State. The State’s Department of Water Resources (“DWR”) was the largest issuer of revenue bonds in recent years. In October and November of 2002, the DWR issued approximately $12 billion in revenue bonds in several series, the net proceeds of which were used to repay banks and commercial lenders and the State’s General Fund for loans made to the DWR to fund power purchases in 2001, during a time of rolling electricity blackouts stemming from the inability of State’s investor-owned utilities to provide sufficient electricity to meet retail demand. As with other revenue bonds, the DWR revenue bonds will be repaid from a dedicated revenue stream derived from customer payments; they are not backed in any way by the faith and credit or taxing power of the State.

Recent Budgets

One of the most important elements of the Budget Acts for Fiscal Years 1999-2000 and 2000-01 was agreement on substantial tax cuts. The largest of these was a phased-in cut in the vehicle license fee (an annual tax on the value of cars registered in the State, the “VLF”). The Legislature established a vehicle license fee offset program, scheduled to be implemented in successive stages if General Fund revenues met certain targets. Starting on January 1, 1999, the VLF was reduced by 25 percent, which was increased to a 35 percent reduction effective January 1, 2000. In response to revenue growth, the Legislature provided an additional 32.5 percent vehicle license fee reduction for the period January 1, 2001 through June 30, 2001, which was returned to taxpayers in the form of a rebate. Beginning July 1, 2001, the rebate program was eliminated and the offset was increased to a 67.5 percent reduction.

Under the VLF offset program, a continuous appropriation from the General Fund backfills the vehicle license fee revenue that local governments would otherwise lose due to the fee reductions. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully backfill the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments are not disadvantaged. On June 20, 2003, it was determined that insufficient General Fund moneys were available to continue to fund any portion of the VLF offsets to local governments as of that date. Accordingly, the VLF paid by taxpayers returned on October 1, 2003 to the pre-1999 level. However, upon assuming office, Governor Schwarzenegger took executive action to rescind the VLF increase retroactive to October 1, 2003. By agreement between the State and local government officials, the VLF will be reduced from 2 percent to 0.65 percent of the value of the vehicle and the VLF offset program will be eliminated. As part of the State-local government agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters as Proposition 1A at the November 2004 election. Senate Constitutional Amendment No. 4 amends the State Constitution as of November 3, 2004 to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues.

2003 Budget Act

After months of negotiation between Governor Davis and the Legislature, the 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by Governor Davis on August 2, 2003. The 2003 Budget Act largely reflected the proposals contained in the May Revision to the 2003-04 Budget, including the issuance of “fiscal recovery bonds” to address the estimated $10.675 billion budget deficit accumulated through June 30, 2003. The 2003 Budget Act rejected the proposed “realignment” of certain health and social services programs (to be funded from $1.7 billion of personal and tobacco tax increases), and, instead, increased reliance upon fund shifts and transfers and additional (non-tax) revenues sources, as described below.

Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3 percent, from $70.9 billion in Fiscal Year 2002-03 to $73.3 billion in Fiscal Year 2003-04. The revenue projections incorporated a 4 percent increase in State tax revenues, reflecting a correspondingly moderate growth in the State’s economy, which the State Department of Finance believed to be reasonable.

General Fund expenditures were estimated to drop 9 percent from $78.1 billion in Fiscal Year 2002-03 to $71.1 billion in Fiscal Year 2003-04. Most of this decline was explained by four factors:

(1)           the suspension of VLF backfill payments to local governments, which was estimated to result in $4.2 billion of savings in Fiscal Year 2003- 04 ;

(2)           approximately $1.8 billion of federal funds under the federal Jobs and Growth Tax Relief Reconciliation Act of 2003 to cover State costs in Fiscal Year 2003-04. (In comparison, approximately $321 million of such federal funds was received in Fiscal Year 2002-03.) Approximately $694 million was proposed to be used to offset Medi-Cal costs in Fiscal Year 2003-04, and the remainder was to be used to cover other critical State program spending. These new federal funds are not expected to be available in Fiscal Year 2004-05 and beyond;

(3)           the receipt of $1.9 billion of pension obligation bond proceeds to cover all of the State’s quarterly contributions to the California Public Employees’ Retirement System (“ CalPERS ”) for Fiscal Year 2003-04, which were estimated to reduce General Fund expenditures by $900 million and increase revenues by $1 billion. Delays caused by litigation contesting the issuance of such bonds reduced the anticipated size of the bond proceeds to be derived from such issuance to $1.355 billion. Pension Bonds were not issued in Fiscal Year 2003-04, requiring further mitigation measures by the State in order to maintain the estimated budget reserve (See “Fiscal Year 2004-05 Budget” below) ; and

(4)           a one-time shift of Medi-Cal accounting from accrual to cash basis ($930 million).

In its Budget Analysis, dated August 1, 2003, the Legislative Analyst’s Office (“LAO”) concluded that, absent the above-described factors, underlying spending for Fiscal Years 2002-03 and 2003-04 would be roughly equal. Moreover, the LAO concluded that “the 2003-04 spending level is considerably less than what would be required to maintain “baseline spending” for the 2003-04 fiscal year.” The LAO defines “baseline spending” to include spending requirements imposed by existing law, policies and State mandates at the beginning of the fiscal year.

Fiscal Year 2004-05 Budget

Background

The 2004-05 Governor’s Budget, released on January 9, 2004, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for fiscal year 2004-05, would continue to be incurred. The May Revision released on May 13, 2004 (the “May Revision”), projected a June 30, 2005 General Fund reserve of $998 million, up $363 million from the 2004-05 Governor’s Budget projections. The increase in the reserve was the result of a $2.229 billion increase in prior year adjustments, a $245 million increase in revenues (over both fiscal years 2003-04 and 2004-05), a $1 billion reduction in the sale of economic recovery bonds and a $1.112 billion increase in expenditures (over both fiscal years 2003-04 and 2004-05).

2004 Budget Act

After months of negotiations between the Governor and the Legislature, the 2004 Budget Act was adopted by the Legislature on July 29, 2004, along with a number of implementing measures, and signed by the Governor on July 31, 2004. In approving the budget, the Governor vetoed $116 million in appropriations (including $80 million in General Fund appropriations). The 2004 Budget Act largely reflects the proposals contained in the May Revision to the 2004-05 Budget, including the use of $2 billion of proceeds of the economic recovery bonds issued in fiscal year 2003-04.

Under the 2004 Budget Act, General Fund revenues are projected to increase 3.6 percent, from $74.6 billion in fiscal year 2003-04 (which includes approximately $2.3 billion in tobacco securitization bond proceeds) to $77.3 billion in fiscal year 2004-05. The revenue projections assume a continuing rebound in California’s economy as reflected in several key indicators. Excluding the impact of the economic recovery bonds, General Fund expenditures are estimated to increase by 6.7 percent, from $75.6 billion in fiscal year 2003-04 to $80.7 billion in fiscal year 2004-05. The June 30, 2005 reserve is projected to be $768 million, compared to an estimated June 30, 2004 reserve of $2.198 billion.

Revenue increases since the May Revision reflected in the 2004 Budget Act total $542 million. The majority of the change in revenues can be accounted for by a $315 million increase due to the Legislature’s adoption of the Legislative Analyst’s revenue estimates, and a $210 million increase from the suspension of the teacher’s tax credit. Resources also increased by an additional $341 million in prior year adjustments. In addition, expenditures increased by $1.1 billion since the May Revision. These changes resulted in a $230 million reduction to the reserve, compared to the May Revision. The majority of the expenditure increase is due to the restoration of spending in the health and human services, employee compensation, county probation, and higher education areas. In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7 percent), cost avoidance ($4.4 billion or 31 ..7 percent), fund shifts ($1.6 billion or 11.2 percent), loans or borrowing ($2.1 billion or 15.4 percent) and transfers and other revenue ($1.8 billion or 11.2 percent).

The 2004 Budget Act contains the following major components:

1.
Rebasing Proposition 98 Minimum Funding Guarantee—The level of Proposition 98 appropriations is to be reset at a level approximately $2 billion less than would otherwise be required for fiscal year 2004-05 pursuant to legislation relating to the 2004 Budget Act.

2.
Higher Education—A new fee policy for higher education is implemented whereby future undergraduate and graduate level fee increases are tied to increases in per-capita personal income, with flexibility to increase fees by not more than an average of 10 percent a year over the next three years. Under the fee policy, graduate fees may increase at rates in excess of undergraduate fees until a 50 percent differential is achieved. In fiscal year 2004-05, fees are increased 14 percent for undergraduates and 20 percent for graduate students (25 percent for California State University graduate students majoring in non-teacher preparation programs). The new long-term policy is designed to ensure that public university students are protected from future dramatic fee increases as a consequence of declines in General Fund resources. The 2004 Budget Act includes $750 million in various spending reductions for higher education from otherwise mandated levels.

3.
Health and Human Services—While the Administration has proposed major reforms of the Medi-Cal program, any such reforms are expected to take at least one year to implement. As a result, the 2004 Budget Act does not include any savings attributed to Medi-Cal redesign. Other strategies independent of the Medi-Cal redesign have been included in the 2004 Budget Act, such as the implementation of Medi-Cal rate increases for county organized health systems and pharmacy reimbursement realignment. In addition, increased work incentives under the State’s Welfare program are proposed. The budget includes $992 million in reductions in various social service programs from otherwise mandated levels.

4.
Pension Reform—The 2004 Budget Act eliminates State contributions to CalPERS on behalf of new State employees for the first two years of employment. In addition, the 2004 Budget Act assumes the issuance of $929 million pension obligation bonds to cover a portion of the State’s required contribution to CalPERS in fiscal year 2004-05. Of this amount, $577 million is reflected as a revenue transfer and $352 million as savings.

5.
Substantially Reduced External Borrowings—As stated, the 2004 Budget Act assumes the issuance of $929 million in pension obligation bonds to pay a portion of the pension obligations in fiscal year 2004-05. In addition, approximately $2 billion of economic recovery bond proceeds will be deposited in the Deficit Recovery Fund and will be used to offset fiscal year 2004-05 General Fund expenditures. In contrast, in fiscal year 2003-04, aggregate borrowings to address current expenses and accumulated deficits are estimated at $11.5 billion, including $2.3 billion of tobacco securitization proceeds and $9.2 billion of economic recovery proceeds (representing approximately $11.254 billion of total bond proceeds, less $2 billion deposited into the Deficit Recovery Fund.

6.	Tax Relief—The 2004 Budget Act reflects the elimination of the VLF offset program beginning in fiscal year 2004-05.

7.
Indian Gaming—The 2004 Budget Act includes $300 million in revenues as a result of the renegotiation of tribal gaming compacts and the negotiation of new compacts with tribes that wish to expand gaming activities. The 2004 Budget Act authorizes the State to sell an additional revenue stream received from payments made by certain Indian tribes to secure up to $1.5 billion of securities, the proceeds of which will be used by the State to repay prior transportation loans. Pending litigation relating to the Indian gaming compacts could also affect these additional revenues and securities issuance. It is estimated that a decision in either of these cases that is unfavorable to the State could eliminate $300 million in additional revenues.

8.
Other Revenue Enhancements and Expenditure Reductions—The 2004 Budget Act includes: (i) $1.206 billion in savings for the suspension of the transfer of sales tax on gasoline from the General Fund to the Transportation Investment Fund; (ii) $450 million in savings from a new state law requiring the deposit of 75 percent of punitive damages awards in civil lawsuits into a public benefit trust fund which will be used to offset General Fund costs in fiscal year 2004-05; (iii) $206 million for spending reductions that would result from changes in the correctional system; and (iv) $150 million of additional savings pursuant to Control Section 4.10 of the 2004 Budget Act (which gives the Department of Finance the authority to reduce appropriations in certain circumstances).

“Structural Deficit”

In its May 17, 2004 “Overview of the 2004-05 May Revision” (the “LAO May Report”), the LAO projected that a $6 billion operating shortfall would re-emerge in fiscal year 2005-06. Although the LAO expected that the shortfall could be substantially offset through accessing carryover reserves and using the remaining Proposition 57 economic recovery bond authorization, the State budget would still be modestly out of balance. The LAO further projected that following fiscal year 2005-06, the State would again face major budget shortfalls, absent significant corrective actions. The LAO estimated that the fiscal year 2006-07 shortfall would approach $8 billion, and that annual operating deficits above $6.5 billion would persist for the forecast period (through fiscal year 2008-09).

On September 22, 2004 the LAO issued its report entitled “California Spending Plan 2004-05—The Budget Act and Related Legislation” (the “LAO September Report”), analyzing the impact of the final 2004 Budget Act on the operating shortfall projections contained in the LAO May Report. The LAO September Report concludes that while the 2004 Budget Act “includes significant ongoing savings” and “makes some progress toward resolving the State’s ongoing structural budget shortfall,” the 2004 Budget Act, like the 2002 Budget Act and 2003 Budget Act, contains a “significant number of one-time or limited-term solutions” and “obligates additional spending in future years.” The LAO states that a combination of these factors will likely add to the projected shortfall contained in the LAO May Report, and “that substantial additional actions will be needed to bring future budgets into balance.”

One-time savings measures contained in the 2004 Budget Act and highlighted in the LAO September Report include, among others, the use of approximately $2 billion in economic recovery bonds authorized by Proposition 57, the proposed issuance of $929 million in pension obligation bonds, the deferral of $1.2 billion in Proposition 42 transportation spending, the postponement of approximately $200 million of local government mandate payments, and the diversion of property tax revenue from local governments ($1.3 billion for each of fiscal years 2004-05 and 2005-06). The out-year spending highlighted by the LAO September Report includes the repayment of $1.3 billion of VLF “gap” loan to local governments due in fiscal year 2006-07, as well as the repayment of Proposition 98 deferrals and certain transportation loans.

On November 17, 2004, the LAO issued its report entitled “California’s Fiscal Outlook—LAO Projections 2004-05 Through 2009-10” (the “LAO November Report”) which provides the LAO’s projections of General Fund revenues and expenditures for fiscal years 2004-05 through 2009-10 and the LAO’s assessment of the outlook for California’s economy, revenues and expenditures.

The LAO November Report projects an imbalance of about $6.7 billion between revenues and expenditures for the upcoming fiscal year 2005-06 budget (based on the assumptions made in the LAO report). Closing this gap will be helped by a carry-over balance and various limited-term solutions enacted in the 2004-05 budget, which will not be available in subsequent years. The LAO projects the shortfall will reach nearly $10 billion in 2006-07 under current spending and revenue policies, absent corrective actions.

Although the Administration projects that, given current spending rates, there will be an operating deficit in fiscal year 2005-06, the Legislature is required to send and the Governor is required to sign a balanced budget, as specified in the Constitution. Savings, which cannot be determined at this time, are anticipated from various budget reform proposals, such as Medi-Cal and corrections, and from recommendations made by the California Performance Review (a review of State government focusing on executive branch reorganization, program performance assessment and budgeting, improved services and productivity and acquisition reform) that will be implemented. These savings will help reduce the operating deficit in fiscal year 2005-06.

The State maintains a Special Fund for Economic Uncertainties (the “SFEU”), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. The Department of Finance estimated a $ 2.198 billion SFEU balance on June 30, 2004, and projects a $768 million SFEU balance on June 30, 2005 based upon the 2004 Budget Act. This reflects the elimination of the $10.675 billion accumulated deficit through June 30, 2003, through the issuance of the fiscal recovery bonds. The LAO has predicted that additional legislative action will be required in Fiscal Year 2004-05 to eliminate an estimated $7.9 billion remaining funding gap by the end of Fiscal Year 2004-05.

Bond Rating

As of December 2004, California’s long-term general obligation bonds were assigned ratings of “ A ” from Standard & Poor’s, “A3” from Moody’s and “A - ” from Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Obligations of Other Issuers

Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

State Assistance.   Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State’s General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State’s General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs.

To the extent the State should be constrained by its Article XIIIB appropriations limit or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments.

Assessment Bonds.   California municipal obligations that are secured by assessments or special taxes levied on real property may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds.

California Long-Term Lease Obligations.  Based on a series of court decisions, certain long-term lease obligations, though typically payable from the General Fund of the State or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates evidencing the lease obligation may not be paid when due.

Other Considerations

The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program). Limitations on ad valorem property taxes may particularly affect “tax allocation” bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of economic factors or a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

INFORMATION ABOUT NEW YORK

Following is a brief summary of some of the factors that may affect the financial condition of the State of New York (the “State”) and its political subdivisions, including The City of New York (the “City”). The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by the New York Portfolio or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in the State of New York could have an adverse impact on the financial condition of the State of New York and its political subdivisions, including issuers of obligations held by the Portfolio. It is not possible to predict whether and to what extent those factors may affect the financial condition of the State of New York and its political subdivisions, including the issuers of obligations held by the Portfolio.

The following summary is based on publicly available information that has not been independently verified by the Company or its legal counsel.

2004-05 Budget Background and General Fund Summary

The State’s current fiscal year began on April 1, 2004 and ends on March 31, 2005. On March 31, 2004, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2004-05 fiscal year. On August 11, 2004, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2004-05 fiscal year. The Governor vetoed portions of the budget revisions enacted by the Legislature on August 20, 2004. The Legislature is authorized to take action on the Governor’s vetoes until December 31, 2004.

On September 14, 2004, the New York State Division of the Budget (“DOB”) issued the Enacted Budget Report for the 2004-05 fiscal year (the “Enacted Budget Report”). In the Enacted Budge Report DOB projected General Fund receipts of $42.7 billion, General Fund disbursements of $43.0 billion, and a change of $50 million in fund balances, resulting in a potential imbalance of $434 million in the General Fund in 2004-05. The projections reflected the impact of the Governor’s vetoes of certain legislative additions to the Executive Budget, valued at roughly $235 million of savings in the current fiscal year. To fully eliminate the current-year imbalance and help reduce the projected budget gaps of $5 billion to $6 billion in 2005-06 and $7 billion to $8 billion in 2006-07, DOB began preparation of a Fiscal Management Plan (“FMP”) in cooperation with State agencies.

On November 1 2004, DOB issued the Mid-Year Update to the 2004-05 Financial Plan (the “Mid-Year Update”). In the Mid-Year Update DOB now projects that General Fund receipts will total $43.0 billion in 2004-05, an increase of $359 million from the Enacted Budget estimate. Disbursements are now projected to total $43.2 billion, an increase of $215 million. The revisions to revenue and spending, which are based upon results to date and a revised economic outlook, are explained in more detail later in this Mid-Year Update. The most significant changes include upward revisions to the personal income tax (“PIT”) and the real estate transfer taxes, offset by higher costs for Medicaid and the Department of Correctional Services.

The net impact of revenue and spending revisions leaves a potential current year imbalance of $290 million that DOB plans to close through the FMP. To date, the FMP has generated $66 million in administrative savings. DOB will continue to work with agencies to develop administrative and legislative actions to achieve the remaining $224 million of savings needed to balance the 2004-05 budget and to begin to reduce the outyear gaps. In addition to the expected FMP savings, the Financial Plan also assumes that Empire conversion resources will be available by the end of this fiscal year to avoid additional General Fund costs in the range of $200 million to $400 million in 2004-05.

The projected imbalance of $224 million constitutes roughly one half of one percent of total General Fund spending and as such falls within the range that DOB believes can be managed through Financial Plan actions. The State has a balance of approximately $800 million in its rainy day reserve (“Tax Stabilization Reserve Fund”) that could be used to offset a potential shortfall in FMP savings or conversion proceeds. However, DOB does not expect to draw on this fund to maintain budget balance in 2004-05.

The following table summarizes the changes since the Enacted Budget.

General Fund (millions of dollars)

	2004-05	2005-06	2006-07

Enacted Budget (Before Vetoes & FMP)	(669)	(6,350)	(7,954)

Vetoes	235	211	259

Enacted Budget (Before FMP)	(434)	(6,139)	(7,695)

Revenues	359	513	505

New Costs	(215)	(819)	(968)

Medicaid	(90)	(109)	(175)
DOCS	(75)	(89)	(104)
Lottery	(55)	0	0
Collective Bargaining	(43)	(205)	(191)
Mental Hygiene	(15)	(111)	(153)
School Aid	0	(207)	(327)
SUNY	0	(80)	(85)
All Other Changes	63	(18)	67

Fiscal Management Plan Savings	290	450	450

FMP Savings Achieved (to date)	66	83	47
Remaining FMP Savings Needed	224	367	403

Mid-Year Update	0	(5,995)	(7,708)

Projected 2004-05 General Fund Receipts

Total receipts in 2004-05 are now projected at $43.0 billion in the General Fund, an increase of $359 million from the Enacted Budget and an annual increase of $687 million (1.6 percent). State Funds receipts are estimated at $63.4 billion, $287 million above the Enacted Budget and an annual increase of $1.3 billion (2.0 percent). In All Governmental Funds, the broadest measure of the State budget, receipts are projected to total $100.6 billion, an increase of $445 million above the Enacted Budget and $1.6 billion (1.6 percent) over 2003-04.

Summary of Receipt Changes (millions of dollars)

	General Fund	State Funds	All Funds

2003-04 Actuals	42,327	62,170	98,989

2004-05 Enacted Budget	42,655	63,153	100,118

Personal Income Tax	227	300	300
PIT Revenue Bond Tax Fund Transfer	73	0	0
Real Estate Transfer Tax	165	165	165
Miscellaneous Receipts	(91)	(183)	(189)
Federal Grants	6	5	169
All Other Changes	(21)	0	0

Net Change from Enacted Budget	359	287	445

2004-05 Mid-Year Update	43,014	63,440	100,563

Annual Change from 2003-04
— Dollar Change	687	1,270	1,574
— Percent Change	1.6%	2.0%	1.6%

Annual Change Adjusted for $1.9B in
Tobacco Proceeds Received in 2003-04
— Dollar Change	2,587	3,170	3,474
— Percent Change	6.4%	5.3%	3.6%

Personal Income Tax/Revenue Bond Tax Fund: Total PIT receipts in the General Fund are estimated at $18.7 billion in 2004-05, an increase of $227 million in the Enacted Budget estimate. DOB has revised the estimate for net income tax receipts from All Governmental Funds upward by $300 million reflecting stronger-than-expected collections results through September. The estimate includes an additional $376 million in current-year estimated tax payments reflecting stronger-than-expected results to date, and a net increase of $25 million in final returns for the 2003 tax year, refunds, and delinquencies, offset by a lower withholding estimate ($101 million). Deposits to the Revenue Bond Tax Fund (“RBTF”) are increased by $73 million reflecting better-than-expected results to date. Current year results are expected to exceed 2003-04 actual collections by almost $3.0 billion. This reflects a net positive change in the Refund Reserve Account of almost $1.3 billion. Important risks affecting the PIT estimate include the strength of growth in the overall economy, financial and real estate markets, and financial sector compensation trends.

Real Estate Transfer Taxes: Real estate transfer taxes are now expected to exceed Enacted Budget estimates by $165 million reflecting the strong commercial and residential real estate markets.

Miscellaneous Receipts: In the General Fund, miscellaneous receipts are expected to total $2.3 billion in 2004-05, $91 million lower than the Enacted Budget estimate. The decrease in expected collections is primarily due to a decrease of $112 million in license and fees revenues to compensate for lower-than-expected collections to date, and changes in the valuation of previous law changes. This decline is partially compensated for by an increase of $27 million in other transactions in expectation of increases in medical provider assessments revenues and higher-than-expected collections to date. Miscellaneous receipts have declined significantly from 2003-04 reflecting the loss of one-time receipts.

In All Governmental Funds, miscellaneous receipts are projected to decrease by $189 million from the Enacted Budget estimates. This decrease is primarily due to $91 million in General Fund changes described above, reductions in bond proceeds resulting from lower than anticipated spending in the Dedicated Highway and Bridge Trust Fund ($60 million) and in the Capital Projects Fund ($24 million), lower receipts from the delayed implementation of the New York State Options for People Through Services Program ($62 million) (NYS-OPTS a system of services for individuals with developmental disabilities intended to provide them with greater flexibility and choices about their own care), and $55 million in lower Lottery receipts primarily due to a reduction in the Video Lottery Terminal (“VLT”) program estimate based upon the results to date. These decreases are offset by higher SUNY receipts of $142 million generated primarily by hospital services ($46 million), self-supporting program revenue ($13 mill ion) and Capital Projects Funds ($42 million) to support spending.

Federal Grants:  Receipts in this category have been increased by $169 million above the Enacted Budget primarily to support higher projected spending for Medicaid ($125 million) as described below and Children and Families Services including adoption and foster care ($47 million).

All Other Changes:  In comparison to the Enacted Budget forecast, all other receipts have been revised downward by $21 million. The principal revisions include a higher transfer for capital projects related to the Consolidated Highway Improvement Program offset by debt service savings.

The estimates for both user taxes and fees and business taxes remain unchanged from the Enacted Budget forecast. However, although the total amounts estimated for business taxes in 2004-05 are unchanged, DOB has made some adjustments to estimates of various taxes within this category. The bank tax estimate is increased by $120 million due to stronger than anticipated collections to date, offset by lower-than-expected corporate franchise tax ($91 million) and utility tax ($29 million) payments.

Projected 2004-05 General Fund Disbursements

The DOB projects General Fund disbursements will total $43.2 billion in 2004-05, an increase of $149 million over the Enacted Budget estimate, after reflecting FMP savings to date. State Funds and All Governmental Funds disbursements are projected to reach $64.3 billion and $101.3 billion in 2004-05, reflecting a modest net reduction in spending of $20 million in State Funds and a slight increase of $84 million in All Governmental Funds from the Enacted Budget. The major components of the disbursement changes since the Enacted Budget are summarized in the following table and are explained in more detail below.

Summary of Disbursement Changes (millions of dollars)

	General Fund	State Funds	All Funds

2003-04 Actuals	42,065	61,332	97,326

2004-05 Enacted Budget	43,039	64,293	101,207

Medicaid	90	24	149
SUNY	0	113	118
DOCS	75	75	81
Lottery	55	0	0
Judiciary	43	43	43
Mental Hygiene	15	(50)	(46)
Transportation	0	(78)	(132)
All Other Changes	(63)	(85)	(67)

Subtotal	215	42	146
FMP Savings to Date	(66)	(62)	(62)

Net Change from Enacted Budget	149	(20)	84

2004-05 Mid-Year Update	43,188	64,273	101,291

Annual Change from 2003-04
— Dollar Change	1,123	2,941	3,965
— Percent Change	2.7%	4.8%	4.1%

Annual Change Adjusted for $1.9B in
Payment Deferrals Paid in 2003-04
— Dollar Change	3,023	4,841	5,865
— Percent Change	7.5%	8.1%	6.1%

NOTE:  Annual growth is affected by the deferral of $1.9 billion in payments from 2002-03 to 2003-04. The deferral artificially inflates the 2003-04 spending base and thus understates the annual change to 2004-05. Accordingly, DOB is reporting the annual spending change on both an adjusted (excluding the impact of payment deferrals) and unadjusted basis.

Medicaid:  All Governmental Funds Medicaid spending is expected to increase by $149 million over the Enacted Budget estimate. The revision is comprised of higher spending in the General Fund ($90 million) and Federal Funds ($125 million), partially offset by lower spending in other State funds ($66 million). The General Fund spending revisions and the corresponding increase in the Federal share of Medicaid costs are the result of higher than expected prescription drug prices and pharmacy utilization ($80 million) and personal and home health care utilization ($60 million), partially offset by underspending for various other services, including inpatient and outpatient hospital services ($50 million). In addition, projected Special Revenue Fund spending for certain programs funded through HCRA and disbursements associated with disproportionate share payments to hospitals are expected to be lower than the Enacted Budget estimates.

State University of New York: Projected All Governmental Funds spending has been increased by $118 million over the Enacted Budget estimate primarily due to reestimates for operating costs associated with SUNY hospitals ($46 million) and SUNY State-operated campuses ($13 million), and reestimates in capital projects spending ($42 million) based upon year-to-date experience.

Lottery:  Total receipts from the Lottery Fund, which are used to finance school aid spending, are estimated to be $55 million lower than the Enacted Budget projection. These lower receipts are primarily due to a reduction in VLTs revenues based upon the trend of actual receipts to date ($82 million) offset by the use of available fund balances ($27 million).

Department of Correctional Services: On an All Governmental Funds basis, projected DOCS spending has been increased by $81 million over the Enacted Budget estimate. This revision primarily reflects higher than expected costs for health services and pharmaceuticals ($35 million), overtime ($30 million), and fuel and utility expenses ($10 million).

Judiciary: The estimate for Judiciary spending has been increased by $43 million over the Enacted Budget estimate to reflect an increase in personal service costs resulting from the recently negotiated collective bargaining agreement.

Mental Hygiene:   All Governmental Funds spending in the Office of Mental Retardation and Developmental Disabilities (“OMRDD”) is expected to decrease by $46 million from the Enacted Budget estimate primarily due to the delayed implementation of OMRDD’s NYS-OPTS Program.

Transportation:  The revisions from the Enacted Budget estimates are driven primarily by a reestimate of capital projects spending in the Capital Projects Fund ($24 million), the Dedicated Highway and Bridge Trust Fund ($60 million), and Federal Funds ($57 million) based upon year-to-date experience.

All Other Changes:   The $63 million downward revision in the General Fund reflects changes in various programs based upon year-to-date experience, including reestimates to general state charges due in part to lower worker’s compensation costs ($56 million) and debt service ($4 million).

Fiscal Management Plan Savings:  Savings achieved through implementation of the FMP amount to $66 million in the General Fund and $62 million in State Funds and All Governmental Funds. FMP savings achieved to date include the implementation of administrative efficiencies in several programs and the maximization of Federal and other available resources as described earlier in this Mid-Year Update.

Collective Bargaining:  DOB still continues to project General Fund collective bargaining costs of $274 million in 2004-05 for Executive Branch agencies. The costs for the unions that have reached labor settlements, including the Civil Service Employees Association, the United University Professions, and the Professional Employee Federation, and the State’s Management-Confidential employees, have been allocated from a central reserve to the appropriate agencies/programs with this Mid-Year Update. The State still assumes that the costs for the unions that have not yet reached collective bargaining agreements (e.g., NYSCOPBA, Council 82) will be consistent with these concluded labor settlements.

2004-05 Non-Recurring Actions

The Executive Budget recommended a total of $1.5 billion in nonrecurring actions which were detailed in the Executive Budget Financial Plan. The Legislature accepted these actions and added roughly $550 million in additional nonrecurring resources to fund a portion of its additions. The additional nonrecurring resources are comprised of surplus reserves from the Housing Finance Agency (“HFA”) originally planned to lower the projected 2005-06 gap ($225 million), additional Empire conversion proceeds ($200 million), additional bonding of capital spending, sweeps of available fund balances, and 2003-04 surplus amounts above the Executive Budget projection.

2004-05 Nonrecurring Resources (millions of dollars)

Revenues:	1,182
2003-04 Surplus	308
SONYMA Balances	225
Tobacco Securitization	182
LGAC Payment from NYC	170
PASNY	100
Fund Sweeps	97
Reverse Meyers Tax Decision	50
Bond Issuance Charges	50
Spending:	883
Bonding of Capital Spending	378
Empire Conversion	200
Delay Medicaid Cycle	190
Federal Welfare Funds	115

Total Nonrecurring Resources	2,065

General Fund Outyear Projections

The DOB projects General Fund budget gaps in the range of $6 billion in 2005-06 and $7 billion to $8 billion in 2006-07, essentially unchanged from the Enacted Budget estimates.

The current gap projections are subject to revision as additional information becomes available about, among other things, the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity. Key factors include: end-of-year business tax collections; calendar year economic results; year-end financial sector bonus income data; the school aid database update in November; and quarterly Medicaid and welfare cycle trend analyses. Historically, these factors have been subject to a high degree of fluctuation across the forecast period, and could produce results above or below the current projections.

Sources of Projected General Fund Outyear Gaps

As noted in the Enacted Budget Report, the projected gaps are primarily the result of anticipated spending increases that exceed the growth in revenue collections, and the loss of nonrecurring resources used to help balance the budget in 2004-05. The following chart provides a “zero-based” look at the 2005-06 gap.

Sources of 2005-06 Budget Gap (billions of dollars)

2005-06

Revenue Growth	2.3
Loss of Nonrecurring Actions	(2.1)
PIT/Sales Tax Temporary Surcharge Phase-out/Clothing Exemption	(1.1)
Final Use of Tobacco Proceeds	(0.4)
Medicaid Growth	(0.8)
Loss of FMAP	(0.2)
State Takeover of FHP	(0.3)
School Aid	(0.8)
Pension/Health Insurance Costs	(0.7)
Increasing Debt Service and STAR Costs	(0.5)
All Other Spending Growth	(1.4)

2005-06 Projected Budget Gap	(6.0)

Receipts in 2005-06 are projected to decrease by $761 million from the current year. Underlying revenue growth of $2.3 billion (4.8 percent) is offset by decreases attributable to the loss of several one-time revenues ($1.2 billion), tax law changes, including the phase-out of the PIT surcharge and the one-quarter percent increase in sales tax, and reversion to a full-year clothing tax exemption ($1.1 billion), and the final use of the tobacco securitization proceeds ($400 million).

Disbursements are projected to increase by $5.2 billion in 2005-06. The growth is primarily attributable to the loss of one-time savings detailed in the Enacted Budget Report ($883 million); underlying growth in Medicaid, including the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization ($800 million), the expiration of a temporary 2.95 percent increase in the Federal Medicaid match rate ($220 million); the continued phase-in of the State takeover of local government Family Health Plus (“FHP”) costs ($280 million); school aid, which reflects current year reestimates that are payable in 2005-06 as well as projected growth on a school year basis ($798 million); higher pension costs ($489 million), primarily resulting from last year’s legislation, and rising health insurance costs ($247 million).

Economic Outlook

National Economy -- The outlook for the US economy remains essentially unchanged from that reported in the Enacted Budget. The national economy, as measured by real U.S. Gross Domestic Product (“GDP”), grew 4.9 percent during the first half of 2004 compared to the same period last year, however, output growth is expected to slow to 4.3 percent for the year reflecting slower second half growth. DOB expects output growth to slow to 3.2 percent in 2005 consistent with DOB’s estimate of historical trend growth for the economy. The Federal Reserve increased its Federal Funds rate target at each of its last three meetings, from 1.00 percent to 1.75 percent1, and is expected to continue to raise rates at a “measured pace” through 2005 and beyond. Rising interest rates, fading fiscal stimulus, as well as higher energy costs are expected to contribute to lower real consumption growth -- the major factor in the expected slowdown in output growth.

Output has been growing above trend and employment growth has remained essentially consistent with DOB’s projections. However, the labor market is expected to improve in 2005, with employment growth accelerating to 1.8 percent, following 1.0 percent growth for 2004. The outlook for personal income is weaker than in the Enacted Budget Report due largely to the impact of the hurricanes late in 2004 and the return to trend growth in 2005 (just above 3 percent annually). Personal income is expected to grow 5.3 percent in 2005, following 5.2 percent growth for 2004. In addition, DOB now expects moderately higher inflation for 2005 than projected in the Enacted Budget Report, primarily due to the persistent rise in oil prices. Consumer prices are expected to grow 2.7 percent in both 2004 and 2005.

__________________

[1] Since the release of the Mid-Year Update, the Federal Reserve increased the Federal Funds rate to 2.0%.

Major Economic Indicators

	2003	2004	2005
Gross Domestic Product (real)	3.0	4.3	3.2
Personal Income	3.2	5.2	5.3
Non-farm Employment	(0.3)	1.0	1.8
Consumer Price Index	2.3	2.7	2.7

Note:  Numbers above are percent change/calendar year. DOB estimates are based on National Income and Product Account data through September 2004.
Source: U.S. Bureau of Economic Analysis, DOB staff estimates.

DOB’s forecast is not without risk. If oil prices remain above $50 per barrel, both inflation and interest rates could be higher and real output growth lower than expected. Persistent geopolitical uncertainty could combine with higher energy prices resulting in slower profit growth and slower job growth than expected. In turn, continued weakness in the labor market could further depress consumption spending. In contrast, if oil prices decline faster than expected, real consumption and output could be stronger, while inflation could be weaker than predicted.

State Economy -- DOB’s New York State Index of Coincident Economic Indicators shows that the State economy entered a recovery in September 2003. The State economy has added about 70,000 private sector jobs since August of last year. The DOB outlook for the State labor market is slightly weaker than projected in the Enacted Budget Report, but represents a significant improvement from the 0.6 percent decline observed in 2003. The total State employment is projected to rise 0.3 percent in 2004, followed by growth of 0.9 percent in 2005. Wage income is projected to rise 5.6 percent in 2004, followed by growth of 4.7 percent for 2005, representing virtually no change from the Enacted Budget Report. Employment, wage, and total personal income growth projected for 2004 and 2005 reflect the belief that the State economy is solidly on an expansionary path.

In addition to the risks associated with the national economic forecast, there exist specific risks to the State economy. Chief among them is a weaker performance within the financial sector than is currently projected. Higher energy prices and lower corporate profits could have a negative impact on equity markets, causing securities industry profits to be significantly lower than projected. A weaker financial market performance than expected could result in lower bonus payment growth than projected, with this impact largely felt during the first quarter of 2005. In contrast, a stronger national economy than anticipated could result in greater equity market growth and, in turn, stronger finance sector income growth than currently expected.

Major Economic Indicators
	2003	2004	2005
Personal Income	2.3	5.3	4.8
Nonagricultural Employment	(0.6)	0.3	0.9
Unemployment Rate	6.3	6.0	5.6
Note:  Numbers above are percent changes for personal income and nonagricultural employment and percents for the unemployment rate, calendar year basis.
Source: U.S. Bureau of Economic Analysis, NYS Department of Labor, DOB staff estimates.

2004-05 Financial Plan Reserves and Risks

The State projects balances in its principal reserves to guard against unbudgeted risks will remain at $815 million. The reserves include $794 million in the rainy day reserve and $21 million in the Contingency Reserve Fund for litigation.

Ongoing litigation challenging the use of proceeds resulting from the conversion of Empire from a not-for-profit corporation to a for-profit corporation could result in a loss of resources in 2004-05 for both the General Fund and HCRA. Pursuant to court order, all proceeds are currently being held in escrow by the State Comptroller until a judgment is rendered. The current HCRA Plan, which expires on June 30, 2005, counts on a total of $1.2 billion in conversion proceeds, including planned proceeds from future sales. In addition, another $200 million in conversion proceeds is expected to finance Medicaid costs in the General Fund in 2004-05. Availability of these resources depends on successful resolution of the litigation or release of the moneys currently held in escrow. The General Fund is required to finance any shortfall in HCRA up to the payment that would have been received by HCRA absent the securitization of tobacco proceeds. In addition, a statutory loan repayment provision requires the General Fund to provide up to $200 million to cover any additional HCRA shortfall.

In Campaign for Fiscal Equity (“CFE”) v. State of New York, the State Court of Appeals directed the State to implement a remedy by July 30, 2004 that ensures all children in New York City have the opportunity to receive a sound basic education. The Court has appointed a panel of three Special Masters who are expected to submit a report to the Court by November 30, 2004. The Court has directed the Special Masters to report and make recommendations on the measures the State has taken to bring its school financing system into constitutional compliance with respect to New York City schools.

DOB continues to assume the entire outyear value of VLTs is reserved to help finance compliance with the CFE court case. Under an expansion plan proposed by the Governor in the 2004-05 Executive Budget, receipts from VLTs were expected to be $950 million in 2005-06. This plan was not enacted by the Legislature. Eight VLT facilities are authorized under the current law, but two major facilities located at Yonkers and Aqueduct Raceways have not yet begun operations. These two facilities were expected to produce the majority of the VLT receipts under current law. In July 2004, the Appellate Division of the Court of Appeals upheld the constitutionality of VLTs as a lottery providing education funding. However, the decision stated that certain allocation provisions within the statute allowing VLTs were considered unconstitutional.

While the order of the Court allows current VLT facilities to continue operations, development of the Yonkers and Aqueduct projects has been deferred pending the outcome of litigation at the Court of Appeals.

Special Considerations

Many complex political, social, and economic forces influence the State’s economy and finances, which may in turn affect the State’s 2004-05 Financial Plan. These forces may affect the State from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State’s control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. Finally, the Financial Plan also depends in part on the successful implementation of the range of administrative actions outlined in the FMP and incorporated into the Mid-Year Update to the Financial Plan as well as proposals that may require legislative approval.

As of the close of 2003-04, balances in the State’s principal reserves to guard against unbudgeted risks totaled $815 million. The reserves include $794 million in the Tax Stabilization Reserve Fund and $21 million in the Contingency Reserve Fund for litigation. To permanently improve the State’s reserve levels, the Governor has proposed legislation to increase both the maximum size of the State’s rainy day fund from 2 percent to 5 percent of General Fund spending, and the maximum annual deposits from two-tenths of one percent to five-tenths of one percent of spending. Absent this legislation, the Fund will reach its statutory maximum balance of 2 percent or $840 million with the next annual deposit.

Aside from the $21 million in the Contingency Reserve Fund, the current Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, Federal disallowances, or other Federal actions that could adversely affect the State’s projections of receipts and disbursements.

Federal Issues

The Federal government is currently auditing Medicaid claims submitted since 1993 under the School Supportive Health Services Program. At this point, these audits have not been finalized, and, as a result, the liability of the State and school districts for any disallowances cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The current Financial Plan assumes the Federal government will fully reimburse these costs.

In addition, a portion of Federal Medicaid payments related to School Supportive Health Services have been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse local school districts for these costs, these Federal deferrals, if not resolved, could negatively impact the Financial Plan. Alternatively, if the State suspends reimbursement, local governments could be adversely affected.

An ongoing risk to the Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State’s projections of receipts and disbursements. For example, the Federal government has issued a draft disallowance for certain claims, and deferred the payment of other claims, submitted by school districts related to School Supportive Health Services. It is unclear at this time what impact, if any, such disallowances may have on the State Financial Plan in the current year or in the future. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances.

2003-04 Fiscal Year Results

The State reports its financial results on two bases of accounting: the cash basis, showing receipts and disbursements; and the modified accrual basis, prescribed by Generally Accepted Accounting Principles (“GAAP”), showing revenues and expenditures.

Cash-Basis Results.   DOB reported a 2003-04 General Fund surplus of $308 million. Total receipts, including transfers from other funds, were $42.3 billion. Disbursements, including transfers to other funds, totaled $42.1 billion.

The General Fund ended the 2003-04 fiscal year with a balance of $1.1 billion, which included dedicated balances of $794 million in the Tax Stabilization Reserve Fund ( the State’s “rainy day fund”) (after an $84 million deposit at the close of 2003-04), the Contingency Reserve Fund ( $21 million), and the Community Projects Fund ($262 million). The closing fund balance excludes $1.2 billion on deposit in the refund reserve account at the end of the 2003-04 fiscal year.

GAAP-Basis Results.   DOB also prepares the General Fund and All Governmental Funds Financial Plans in accordance with GAAP. The GAAP operating results for 2003-04 and the projections for 2004-05 are based on the accounting principles applied by the State Comptroller in the financial statements issued for the 2003-04 State fiscal year , and reflect the impact of Governmental Accounting Standards Board (“GASB”) Statement 34. GASB 34 has significantly changed the presentation of GAAP financial information for state and local governments. The changes are intended to portray the State’s net overall financial condition, including activities that affect State assets and liabilities during the fiscal year. Based on the new GASB 34 presentation, the State had a net positive asset condition on March 31, 2004 of $ 39.1 billion, a decrease of $ 3.3 billion from the prior year.

In the General Fund, the State ended the 2003-04 fiscal year with an operating surplus of $3.0 billion. This operating result is attributable primarily to a GAAP benefit received from financing $1.9 billion of 2002-03 payment deferrals in 2003-04, from $400 million of tobacco proceeds received in 2003-04 but which were reserved for 2004-05 budget balance, and the 2003-04 General Fund operating surplus of $308 million. As a result, the 2002-03 accumulated deficit of $3.3 billion was reduced in 2003-04 to $281 million.

The General Fund is anticipated to end the 2004-05 fiscal year with an operating deficit of $1.1 billion on a GAAP basis, which is primarily attributable to the use of the 2003-04 surplus and the remaining tobacco reserves in 2004-05. As a result, the accumulated deficit is projected at $1.4 billion by the end of the 2004-05 fiscal year.

Five Year Capital Program and Financing Plan

Section 22-c of the State Finance Law requires the Governor to submit the five year Capital Program and Financing Plan (the “Plan”) with the Executive Budget and to update the Plan by the later of July 30 or 90 days after the enactment of the State Budget. The updated 2004-05 through 2008-09 Capital Program and Financing Plan (the “Updated Plan”) was released on November 15, 2004.

The Plan reflects that total capital spending is projected to average about $5.5 billion annually and total $27.5 billion over the Five-Year Plan. The Plan projects issuance of $150 million in general obligation bonds; $877 million in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $209 million in Mental Health Facilities Improvement Revenue Bonds issued by DASNY to finance capital projects at mental health facilities; $77 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; $7 million in Department of Health Revenue Bonds to support a portion of the costs to construct a new veteran’s nursing home; and $1.9 billion in State Personal Income Tax Revenue Bond issuances by: (i) DASNY for school construction (RESCUE), university facilities (Jobs 2000), SUNY community colleges; (ii) the Thruway Authority for the Consolidated Highway Improvement Program; (iii) UDC (doing business as the Empire State Development Corporation) for prisons, youth facilities, sports facilities, homeland security, State facilities, Jobs Now Program, and equipment acquisitions; (iv) the Environmental Facilities Corporation (“EFC”) for State Environmental Infrastructure Projects, including Water Pollution Control and Pipeline for Jobs (Jobs 2000); and (v) HFA for housing programs. State Personal Income Tax Revenue Bonds for 2004-05 also include the Community Enhancement Facilities Assistance Program (“CEFAP”) for economic development purposes which may be issued by the Thruway Authority, DASNY, UDC and HFA; the Strategic Investment Program (“SIP”) for environmental, historic preservation, economic development, arts, and cultural purposes, which may be issued by DASNY, UDC and EFC; and Regional Economic Development Programs, including the Empire Opportunity Fund program, the Gen*NY*sis biotechnology program, E911, and the Community Capital Assistance Program which may be issued by DASNY and UDC.

The Updated Plan projects capital spending increase by $355 million over the Five-Year Plan period, reflecting legislative adds for the Consolidated Highway Improvement Program (“CHIPs”) of $35 million and for State Parks Infrastructure Fund (“SPIF”) and the Department of Environmental Conservation (“DEC”) of $20 million; $220 million in spending reestimates to capture the impact of actual capital spending in 2003-04 and anticipated underspending that is expected to occur across all agencies in 2004-05 and 2005-06; and $80 million for the impact of collective bargaining agreements associated with staff costs of implementing capital projects. The Plan also reflects the conversion of State University of New York (“SUNY”) and City University of New York (“CUNY”) capital spending to bonding.

State-Supported Debt

As of March 31, 2004, the total amount of outstanding general obligation debt was $3.8 billion and the total amount of outstanding State-supported debt was $40.3 billon. Total State-supported debt levels are projected to increase from about $41.4 billion in 2004-05 to $44 billion in 2008-09, or roughly 1.5 percent annually. Compared to the Executive Budget, bond financing will decline by $200 million. The net impact of legislative changes to the Executive Budget, including new bonding of $35 million for CHIPs and $10 million for SPIF is more than offset by the reestimates in planned capital spending based on 2003-04 results, which in turn reduced the expected level and timing of debt issuances. Projections of debt service costs and the composition of the outstanding debt portfolio are projected to remain relatively stable over the next five years.

The Debt Reform Act of 2000, which applies to all new State-supported debt issued after March 31, 2000, imposes phased-in caps that limit new debt outstanding to four percent of personal income and new debt service costs to five percent of total governmental receipts. Under State law, the State is required to calculate compliance with the caps annually and report the findings in the Financial Plan update most proximate to October 31. For the 2003-04 fiscal year, both caps are set at 1.98 percent. On October 30, 2003, the State reported that it was in compliance with both debt caps, with new debt outstanding at 1.55 percent of personal income and new debt service at 0.84 percent of total governmental fund receipts.

State-Related Debt

The category of State-related debt includes the State supported debt described above, as well as contingent contractual-obligation financings, moral obligation financings and State guaranteed debt. As of March 31, 2004, the total amount of outstanding State-related debt was $46.3 billon.

The State Authorities

The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt under the section entitled “Debt and Other Financing Activities” in this statement. As of December 31, 2003, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $ 114.9 billion, only a portion of which constitutes State - supported or State - related debt.

The State has numerous public authorities with various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities.

In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. The MTA receives the bulk of this money in order to provide transit and commuter services. Official financial disclosure of the MTA and its subsidiaries is available by contacting the Metropolitan Transportation Authority, Finance Department, 347 Madison Avenue, 6th Floor, New York, New York 10017 or by visiting the MTA website at www.mta.info.

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of The City of New York (the “City”), which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. Official financial disclosure of the City of New York and financing entities issuing debt on its behalf is available by contacting Raymond J. Orlando, Director of Investor Relations, (212) 788-5875 or contacting the Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007.

Fiscal Oversight for New York City

In response to the City’s fiscal crisis in 1975, the State took action to help the City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York (“NYC MAC”), to provide the City with financing assistance; the New York State Financial Control Board (“FCB”), to oversee the City’s financial affairs; and the Office of the State Deputy Comptroller for The City of New York (“OSDC”), to assist the Control Board in exercising its powers and responsibilities. A “control period” existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or “substantial likelihood and imminence” of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

The staffs of the FCB, OSDC, the City Comptroller and the Independent Budget Office, issue periodic reports on the City’s financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2004-05 fiscal year or thereafter.

Disclosure of Portfolio Holdings

The Board of Directors has adopted a Company policy, and related procedures, with respect to the disclosure of the Portfolios’ respective portfolio holdings (the “Policy”).

Generally, the Policy limits the dissemination of Company portfolio holdings information (before the information is made publicly available) to fund service providers where the Company has a legitimate business purpose in doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Company’s investment adviser, fund accountant, custodian, distributor or any employee or agent of such persons (“Company Representative”) will (or may) have access to Company portfolio holdings information on a regular basis. Company Representatives are required to keep all portfolio holdings information confidential and are prohibited from trading based on the information they receive. Neither the Company nor a Company Representative will disclose the portfolio holdings information of a Portfolio to any person other than in accordance with the Policy. In addition, neither the Company nor any Company Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Consideration for this purpose includes any agreement by the recipient of information or its affiliate to maintain assets in the Company or in other investment companies or accounts managed by the Investment Manager or its affiliates.

In accordance with the Policy, each Portfolio’s complete portfolio holdings will be published on the TD Waterhouse website (www.tdwaterhouse.com) as of the end of each month, subject to a 30-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the TD Waterhouse website each Portfolio’s month-end top ten holdings, again with a 30-day lag time. The Company may disclose Portfolio holdings to any person commencing the day after the information is first published on the website and the Company may publish complete portfolio holdings information more frequently than monthly if it has a legitimate business purpose for doing so.

The chief compliance officer (CCO) (or his or her designee) is the person who is authorized to disclose Company portfolio holdings information. Company and Company Representative compliance with the Policy (including use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a periodic basis. Pursuant to the Board approved procedures relating to the Policy, the adequacy and effectiveness of the Policy will be reviewed by the CCO on an annual basis and any related issues will be brought to the attention of the Board.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the objective of each Portfolio in relation to movements in the general level of interest rates, to invest money obtained from the sale of Portfolio shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Portfolio shares. This may increase or decrease the yield of a Portfolio depending upon the Investment Manager’s ability to correctly time and execute such transactions. Each Portfolio normally intends to hold its portfolio securities to maturity. The Portfolios do not intend to trade portfolio securities, although they may do so to take advantage of short-term market movements.

The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Manager. In placing orders for the Portfolio’s portfolio transactions, the Investment Manager seeks “best execution” (i.e., prompt and efficient execution at the most favorable prices). Consistent with the policy of “best execution,” orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms’ professional services which include execution, clearance procedures, reliability and other factors. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide market, statistical and other research information to the Company and the Investment Manager, although the Investment Manager is not authorized to pay higher prices to firms that provide such services. Any research benefits derived from such services are available for all clients of the Investment Manager and may not be used in connection with the Portfolios. Because statistical and other research information is only supplementary to the Investment Manager’s research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.

The Company expects that purchases and sales of portfolio securities usually will be principal transactions. Fixed income portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

The Investment Manager may employ broker-dealer affiliates of the Investment Manager (collectively “Affiliated Brokers”) to effect portfolio transactions for the Portfolios, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker that is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers’ commissions for such transactions. The Board of Directors, including a majority of the Directors who are not “interested persons” of the Company within the meaning of such term as defined in the Investment Company Act (“Independent Directors”), has adopted procedures to ensure that commissions paid to Affiliated Brokers by the Portfolios satisfy the standards of Section 17(e) and Rule 17e-1.

The investment decisions for each Portfolio will be reached independently from those for each other and for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more Portfolios as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases, this procedure may affect the size or price of the position obtainable for a Portfolio.

MANAGEMENT OF THE COMPANY

Directors and Executive Officers

Responsibility for overall management of the Company rests with its Board of Directors in accordance with Maryland law.

The following table contains certain information regarding the Company’s Directors and Executive Officers. Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” “Fund Complex” includes the Company, TD Waterhouse Plus Funds, Inc. (formerly, National Investors Cash Management Fund, Inc.) (“TD Plus”) and TD Waterhouse Trust (“TDT”), investment companies advised by the Investment Manager.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director+ +

Independent Directors

RICHARD W. DALRYMPLE American Red Cross 195 Willis Ave. Mineola, NY 11501-2623 Age: 61	Director	Since: 2/26/98	Chief Executive Officer of American Red Cross (Nassau County Chapter) since 2003; Chief Operating Officer of National Center for Disability Services in 2002 ; President of Teamwork Management, Inc. from 1996 through 2001; Trustee of The Shannon McCormack Foundation since 1988, the Kevin Scott Dalrymple Foundation since 1993; Director of Dime Bancorp, Inc. from 1990 through January 2002; Chairman of CheckSpring Community Corporation since 2004.	12	None

PETER B.M. EBY c/o TD Waterhouse 100 Wall Street New York, NY 10005 Age: 66	Director	Since: 6/6/02	Vice Chairman and Director of Nesbitt Burns Inc. (provides investment and securities services) until October 1998.	12	Director of Leon’s Furniture Limited since May 1977; Director of Sixty Split Corp. since March 2001; Director of George Weston Ltd. since May 2002; Director of Rsplit II Corp. since May 2002.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director+ +

LAWRENCE J. TOAL c/o TD Waterhouse 100 Wall Street New York, NY 10005 Age: 67	Director	Since: 12/12/95	President and Chief Executive Officer of Dime Bancorp, Inc. from January 1997 through February 2002; Chairman, President and Chief Executive Officer of The Dime Savings Bank of New York, FSB from January 1997 through February 2002.	11	None

Interested Director

GEORGE F. STAUDTER+++ c/o TD Waterhouse 100 Wall Street New York, NY 10005 Age: 73	Chairman and Director	Since: 12/12/95	Since 1989, Managerial and Financial Consultant, rendering investment management, tax and estate planning services to individual clients, and strategic planning advice to corporate clients.	11	Director of CRT Properties.

Name, Address, And Age	Position(s) Held with the Fund	Term of Office with Fund and Length of Time Served+	Principal Occupation(s) During Past 5 Years

Officers Who Are Not Directors ++++

GEORGE MARTINEZ c/o BISYS Fund Services 100 Summer Street, Suite 1500 Boston , MA 02109 Age: 45	President and Chief Executive Officer	Since: 9/19/02	Since August 2002, Senior Vice President – Client Services of BISYS Fund Services; since June 2001, Chief Executive Officer and President of FundWatchDog Service LLC; from June 2000 to June 2001, Senior Vice President and Senior Managing Counsel of State Street Corporation of Boston; from March 1998 to May 2000, National Director of Investment Management and Regulatory Consulting of Arthur Andersen.

CHRISTOPHER SALFI c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 40	Treasurer and Chief Financial Officer	Since: 3/6/03	Since January 1998, Fund Accounting Director – SEI Investments.

RICHARD H. NEIMAN c/o TD Waterhouse 100 Wall Street New York, NY 10005 Age: 54	Chief Legal Officer	Since: 6/10/03	Since August 1995, Executive Vice President, General Counsel, Director and Secretary of the Investment Manager; since July 1994, Executive Vice President, General Counsel, Director and Secretary of TD Waterhouse Group, Inc.; since July 1994, Executive Vice President and General Counsel, and since November 1995, Director and Secretary, of TD Waterhouse Investor Services, Inc.

MICHAEL A. HILL c/o BISYS Fund Services 100 Summer Street, Suite 1500 Boston, MA 02109 Age: 38	Acting Secretary	Since: 10/8/04	Since April 2004, paralegal at BISYS Fund Services; from October 1999 to April 2004, paralegal at Brown Rudnick Berlack Israels LLP

MICHELE R. TEICHNER c/o TD Waterhouse 100 Wall Street New York, NY 10005 Age: 45	Chief Compliance Officer, Vice President and Assistant Secretary	Since: 6/11/04 and 11/2/99	Since August 1996, Senior Vice President - Compliance, Administration and Operations of TD Waterhouse Asset Management, Inc. and TD Waterhouse since June 1997; since June 2004 Chief Compliance Officer of TD Waterhouse Asset Management, Inc.

THOMAS J. TEXTOR c/o TD Waterhouse 100 Wall Street New York, NY 10005 Age: 46	Vice President and Assistant Treasurer	Since: 01/4/99	Since November 1999, Chief Compliance Officer of TD Waterhouse; from 1997 to 1999 Chief Compliance Officer of National Investor Services Corp.

†	The table shows the time period for which each individual has served as Director and/or Officer.

††
In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the 1940 Act, as of October 31, 2004. This does not include directorships held by a Director in the Fund Complex.

†††	Mr. Staudter is considered an “interested person” because he owns shares of Toronto-Dominion Bank stock.

††††	Thomas Reyes was Vice President and Secretary of the Fund Complex from December 2003 through October 2004.

Committees of Board of Directors

The Board of Directors has three standing committees: Audit, Pricing and Nominating.

The primary responsibilities of the Audit Committee are (i) to oversee the Company’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers; (ii) to review the results of the annual audits of the Company’s financial statements; and (iii) to interact with the Company’s independent auditors on behalf of the full Board of Directors. The scope of the Audit Committee’s responsibilities includes the appointment, compensation and oversight of the Company’s auditors. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditors’ responsibility to plan and carry out a proper audit. The Committee is composed solely of Independent Directors, Messrs. Dalrymple, Eby and Toal. This Committee met 4 times during the fiscal year ended October 31, 2004.

The Pricing Committee has responsibilities with respect to valuing or establishing a method for valuing securities or securities for which no market quotation is readily available. This Committee, which consists of any one Director, did not meet during the fiscal year ended October 31, 2004.

The purpose of the Nominating Committee is to recommend qualified candidates to serve as Independent Directors in the event that a position is vacated or created. The Committee, on which Messrs. Dalrymple, Eby and Toal currently serve, is composed solely of Independent Directors. The Committee will not normally consider nominees recommended by shareholders. This Committee did not meet during the fiscal year ended October 31, 2004.

Ownership of Shares By Directors

The dollar range of the shares in the Company beneficially owned by each Director and the aggregate dollar range of shares beneficially owned by them in the Fund Complex as of December 31, 2003 are set forth below.

Name of Director	Dollar Range of Equity Securities in each Portfolio	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Fund Complex

Independent Directors
Richard W. Dalrymple	$0	$0
Peter B. M. Eby	$0	$0
Lawrence J. Toal	$0	$0
Interested Director
George F. Staudter	Municipal Portfolio: Over $100,000 Money Market Portfolio: $50,001- $100,000	Over $100,000

On December 10, 2004, the officers and Directors of the Company, as a group, owned less than 1% of the outstanding shares of each Portfolio.

Ownership in Certain Entities

The table below shows ownership, beneficially or of record, if any, by each Independent Director and his/her immediate family members in the Company’s Investment Manager or Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Company’s Investment Manager or Distributor, as applicable, as of December 31, 2003.

Name of Director	Name of Owner and Relationship to Director	Name of Company	Title of Class of Security	Value of Securities	Percent of Class

Richard W. Dalrymple	—	—	—	$0	—

Peter B. M. Eby	—	—	—	$0	—

Lawrence J. Toal	—	—	—	$0	—

Compensation of Directors

Officers and Directors who are interested persons of the Investment Manager, FDI or SEI Investments receive no compensation from the Company. Each Independent Director serving on the board of a company in the Fund Complex receives a (i) complex-wide annual retainer of $ 15,000, (ii) a supplemental annual retainer of $6,000 if serving on the Board of Directors of the Company and the Board of Directors of TD Plus or the Board of Trustees of TDT, (iii) a supplemental annual retainer in the amount of $2,500 if serving on the Board of Directors of the Company, the Board of Directors of TD Plus and the Board of Trustees of TDT and (iv) a meeting fee of $3,000 for each meeting attended. Independent Directors also will be reimbursed for their expenses by the Company. Interested Directors may be compensated by the Investment Manager or its affiliates for their services to the Company.

The amounts of compensation that the Company and Fund Complex paid to each Independent Director and Interested Director (or trustee, as the case may be), for the fiscal year ended October 31, 2004, are as follows:

Name of Board Member	Aggregate Compensation from Company(1)	Pension or Retirement Benefits Accrued as Part of Company’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and Fund Complex Paid to Board Members (1)

Independent Directors
Richard W. Dalrymple	$ 9,875	$0	$0	$ 32,625

Peter B. M. Eby	$ 9,875	$0	$0	$ 32,625

Lawrence J. Toal	$ 13,875	$0	$0	$ 30,750

Interested Director
George F. Staudter (2)	$0	$0	$0	$0

(1)	Amounts do not include reimbursed expenses for attending Board meetings or compensation from the Investment Manager or its affiliates.

(2)	Mr. Staudter is an Interested Director whom is paid by the Investment Manager.

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

Investment Management

TD Waterhouse Asset Management, Inc., a Delaware corporation, is the Investment Manager of each Portfolio. Pursuant to the Investment Management Agreement with the Company on behalf of each Portfolio, the Investment Manager manages each Portfolio’s investments in accordance with its stated policies and restrictions, subject to oversight by the Company’s Board of Directors.

The Investment Manager is a wholly owned subsidiary of The Toronto-Dominion Bank (“TD Bank”). TD Bank, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. TD Bank is a part of a worldwide group of banks and financial service companies (referred to as the “TD Bank Financial Group”). As of October 31, 2004, the TD Bank Financial Group had over $ 151.2 billion under management including pension, endowment, foundation, segregated, corporate and private accounts and mutual and pooled funds. The Investment Manager also currently serves as investment manager to other mutual funds and to TD Waterhouse Bank, N.A., and, as of October 31, 2004, had total assets under management in excess of $ 12.6 billion.

Board’s Consideration of Investment Management Arrangements

The Board of Directors, including the Independent Directors, last approved the Investment Management Agreement at a meeting held on December 9, 2004. In approving the Investment Management Agreement, the Board of Directors considered all information they deemed reasonably necessary to evaluate the terms of the agreement. The principal areas of review by the Directors were the nature and quality of the services provided and to be provided by the Investment Manager and the reasonableness of the fees to be charged for those services. These matters were considered by the Independent Directors at a meeting held separately from the full Board of Directors, during which experienced counsel that is independent of the Investment Manager provided guidance to the Independent Directors. The Board requested and evaluated reports from the Investment Manager that addressed specific factors designed to inform the Board’s consideration of these and other issues.

In reviewing the fees payable under the Investment Management Agreement, the Directors compared the fees and expense ratios, both gross and net, of the Portfolios to those of competitive funds and other funds with similar investment objectives. The Board paid particular attention to the level of fees and expenses in relation to the median and average fee and expense ratio of the group of competitive funds. The Board also took into account not only the advisory fees payable by the Portfolios, but also so-called “fallout benefits” to the Investment Manager, such as the engagement of affiliates of the Investment Manager as service providers to the Portfolios. In evaluating each Portfolio’s advisory fee, the Board also took into account the demands and complexity of the investment management of the Portfolio. The Board also considered, among other factors, the investment performance, over various time periods, of each Portfolio on an absolute basis and relative to comparable funds. With regard to the consideration of the investment performance of each Portfolio, the Board also took into account the size of each Portfolio. In addition, the Board considered the quality of the Investment Manager’s investment staff and investment management process, as well as the business reputation and financial resources of the Investment Manager. The Board’s evaluation of the quality of the services of the Investment Manager took into account their knowledge and experience gained as Directors and/or trustees of other investment companies to which the Investment Manager provides investment advisory services (the Fund Complex), including the scope and quality of the Investment Manager’s investment management capabilities, other resources dedicated to performing its services and the quality of its administrative and other services. At the Board’s request, the Board was presented with a report prepared by an independent consultant, reviewing the TD Waterhouse organization’s methodology of calculating profitability. On the basis of such report, the Board considered the Investment Manager’s profitability with respect to each Portfolio. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement, including the fees to be charged for services thereunder.

The Board determined that it would be advisable to adjust the cycle for consideration of contract renewals noting that a December meeting placed an undue strain on management resources in light of the Investment Manager’s October 31st fiscal year end. Accordingly, the Board decided to reconsider the Investment Management Agreement again at the March 2005 meeting and to change the renewal cycle to March of each year.

The Investment Management Agreement will continue in effect only if such continuance is specifically approved at least annually by (i) a majority vote of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Company, cast in person at a meeting called for such purpose, and (ii) by the vote of a majority of the outstanding voting securities of each Portfolio, or by the Company’s Board of Directors. The Investment Management Agreement may be terminated as to any Portfolio at any time upon 60 days’ prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of a Portfolio with respect to that Portfolio, and will terminate automatically upon assignment. The Investment Management Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors who have no direct or indirect financial interest in the Investment Management Agreement, and by the shareholders of each Portfolio.

The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or mistake of law, or for any loss suffered by a Portfolio in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager’s part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Portfolios under the Investment Management Agreement are not exclusive and it is free to render similar services to others.

For the investment management services furnished to each Portfolio, the Investment Manager is entitled to an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.35% of the first $1 billion of average daily net assets of each such Portfolio, 0.34% of the next $1 billion, and 0.33% of average daily net assets of each Portfolio over $2 billion.

The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of each Portfolio’s operating expenses. Expense reimbursements by the Investment Manager or its affiliates will increase each Portfolio’s total returns and yield. Unless otherwise provided, these expense reductions are voluntary and may be changed or eliminated at any time upon notifying investors.

The following table shows the dollar amount of investment management fees earned with respect to the Portfolios, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee Earned	Fee Waived
Money Market Portfolio
Year ended October 31, 2004	$25,231,464	$2,638,372
Year ended October 31, 2003	$28,800,489	$4,219,027
Year ended October 31, 2002	$27,326,322	$4,269,158

U.S. Government Portfolio
Year ended October 31, 2004	$5,412,077	$608,946
Year ended October 31, 2003	$4,493,184	$707,521
Year ended October 31, 2002	$4,213,980	$789,202

Municipal Portfolio
Year ended October 31, 2004	$2,657,222	$350,418
Year ended October 31, 2003	$2,507,267	$446,947
Year ended October 31, 2002	$2,309,038	$459,719

California Portfolio
Year ended October 31, 2004	$908,212	$239,478
Year ended October 31, 2003	$897,148	$282,753
Year ended October 31, 2002	$847,332	$276,554

New York Portfolio
Year ended October 31, 2004	$495,854	$147,397
Year ended October 31, 2003	$548,025	$186,262
Year ended October 31, 2002	$504,092	$178,981

Administration

Pursuant to an Administration Agreement with the Company, TD Waterhouse, an affiliate of the Investment Manager, as Administrator, provides administrative services to each of the Portfolios. Administrative services furnished by TD Waterhouse include, among other services, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as Administrator, TD Waterhouse is entitled to receive from each Portfolio an annual fee, payable monthly, of 0.10% of average daily net assets of such Portfolio. The fee is accrued daily as an expense of each Portfolio.

The following table shows the dollar amount of administration fees earned with respect to the Portfolios, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee Earned	Fee Waived
Money Market Portfolio
Year ended October 31, 2004	$7,554,846	$789,899
Year ended October 31, 2003	$8,636,388	$1,265,138
Year ended October 31, 2002	$8,189,715	$1,279,466

U.S. Government Portfolio
Year ended October 31, 2004	$1,562,346	$175,791
Year ended October 31, 2003	$1,292,104	$203,424
Year ended October 31, 2002	$1,209,986	$226,605

Municipal Portfolio
Year ended October 31, 2004	$759,199	$100,120
Year ended October 31, 2003	$716,358	$127,699
Year ended October 31, 2002	$659,722	$131,348

California Portfolio
Year ended October 31, 2004	$259,487	$68,444
Year ended October 31, 2003	$256,327	$80,787
Year ended October 31, 2002	$242,093	$79,015

New York Portfolio
Year ended October 31, 2004	$141,671	$42,135
Year ended October 31, 2003	$156,578	$53,218
Year ended October 31, 2002	$144,025	$51,137

TD Waterhouse has entered into a Subadministration Agreement with FDI pursuant to which FDI performs certain of the foregoing administrative services for the Company. Under this Subadministration Agreement, TD Waterhouse pays FDI’s fees for providing such services. In addition, TD Waterhouse may enter into subadministration agreements with other persons to perform such services from time to time.

The Administration Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Administration Agreement. The Administration Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors of the Company who have no direct or indirect financial interest in the Administration Agreement. Each Portfolio or TD Waterhouse may terminate the Administration Agreement on 60 days’ prior written notice without penalty. Termination by a Portfolio may be by vote of the Company’s Board of Directors, or by a majority of the outstanding voting securities of such Portfolio. The Administration Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Administration Agreement provides that TD Waterhouse will not be liable for any error of judgment or mistake of law, or for any loss arising out of any act or omission by TD Waterhouse in the performance of its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on TD Waterhouse’s part in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreement.

Distribution

The distributor of the Company is FDI, 100 Summer Street, Suite 1500, Boston, MA 02110. Pursuant to a Distribution Agreement between the Company and FDI, FDI has the exclusive right to distribute shares of the Company. FDI may enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. FDI has entered into such an agency agreement with TD Waterhouse. FDI receives no fee from the Company under the Distribution Agreement for acting as distributor to the Company. FDI also acts as a subadministrator for the Company.

The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement was approved by the Board of Directors of the Company, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. Each Portfolio or the Distributor may terminate the Distribution Agreement on 60 days’ prior written notice without penalty. Termination by a Portfolio may be by vote of a majority of the Company’s Board of Directors, or by a majority of the outstanding voting securities of such Portfolio. The Distribution Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

Shareholder Servicing

The Board of Directors of the Company has approved a Shareholder Servicing Plan (“Servicing Plan”) pursuant to which each Portfolio may pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement (a “Shareholder Servicing Agreement”) with the Company (“Servicing Agents”) in connection with shareholder support services that they provide. Payments under the Servicing Plan will be calculated and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net assets of each Portfolio. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be reasonably requested.

The Servicing Plan was approved by the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually by a vote of the Board of Directors including a majority of Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan may be terminated by the Company with respect to any Portfolio by a vote of a majority of such Independent Directors.

Pursuant to a Shareholder Services Agreement between the Company and TD Waterhouse (the “TD Waterhouse Agreement”), TD Waterhouse has agreed to provide shareholder services to each Portfolio pursuant to the Shareholder Servicing Plan. The Company may enter into similar agreements with other service organizations, including broker-dealers and banks whose clients are shareholders of the Company, to act as Servicing Agents and to perform shareholder support services with respect to such clients.

The TD Waterhouse Agreement with TD Waterhouse will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the TD Waterhouse Agreement. The TD Waterhouse Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors who have no direct or indirect financial interest in the TD Waterhouse Agreement. Each Portfolio or TD Waterhouse may terminate the TD Waterhouse Agreement on 15 days’ prior written notice without penalty. A majority of the Independent Directors who have no direct or indirect financial interest in the TD Waterhouse Agreement may terminate the Agreement any time without penalty. The TD Waterhouse Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The following table shows the dollar amount of shareholder servicing fees earned with respect to the Portfolios under the TD Waterhouse Agreement, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee Earned	Fee Waived
Money Market Portfolio
Year ended October 31, 2004	$18,887,363	$1,974,744
Year ended October 31, 2003	$21,591,128	$3,162,890
Year ended October 31, 2002	$20,474,437	$3,198,666

U.S. Government Portfolio
Year ended October 31, 2004	$3,905,916	$439,478
Year ended October 31, 2003	$3,230,284	$508,560
Year ended October 31, 2002	$3,024,988	$566,512

Municipal Portfolio
Year ended October 31, 2004	$1,898,023	$250,298
Year ended October 31, 2003	$1,790,908	$319,248
Year ended October 31, 2002	$1,649,317	$328,371

California Portfolio
Year ended October 31, 2004	$648,726	$171,035
Year ended October 31, 2003	$640,821	$201,967
Year ended October 31, 2002	$605,238	$197,538

New York Portfolio
Year ended October 31, 2004	$354,183	$105,262
Year ended October 31, 2003	$391,447	$133,044
Year ended October 31, 2002	$360,066	$127,843

Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Company shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Company shares.

Transfer Agent and Custodian

National Investor Services Corp. (also referred to as the “Transfer Agent”), 55 Water Street, New York, New York 10041, an affiliate of the Investment Manager, serves as transfer and dividend disbursing agent for each Portfolio. For the services provided under the Transfer Agency and Dividend Disbursing Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent is entitled to receive an annual fee, payable monthly, of 0.20% of each Portfolio’s average daily net assets.

The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of a Portfolio’s shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent, FDI or broker-dealers authorized to sell shares of a Portfolio pursuant to a selling agreement with FDI. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Portfolios to the Transfer Agent.

Pursuant to a Custodian Agreement, The Bank of New York (the “Custodian”), One Wall Street, New York, NY 10286, acts as the custodian of each Portfolio’s assets. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for the Portfolio upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Portfolio, and pays expenses of the Portfolio.

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Although the Company generally does not invest in voting securities, the Board of Directors of the Company has delegated proxy voting responsibility to the Investment Manager and approved the Investment Manager’s proxy voting policies and procedures (the “Policy”). The Investment Manager may delegate responsibility for performing certain proxy voting activities to service providers (as discussed below). In all such cases, however, the Investment Manager shall retain the final authority over all proxy voting and the fiduciary duties with respect to such voting and the right to make all final decisions.

For the most recent 12-month period ended June 30, 2004, the Company and the Investment Manager acting on behalf of the Company, have not voted any proxies.

The objective of the Policy is to ensure that proxies are voted in the best interests of each Portfolio (and its shareholders). Pursuant to the Policy, voting decisions are made based on the particular facts and circumstances of each matter. The guidelines discussed below are not intended to be inflexible or all encompassing and may not be applied if their application would not be in the best interests of a Portfolio. The Investment Manager will abstain from voting shares of issuers affiliated with the Investment Manager and may abstain from voting from time to time where it determines that to do so is in the best interests of a Portfolio (i.e. where adequate notice is not provided or where the estimated costs associated with voting on a particular matter outweighs the expected benefits).

The Policy provides the following list of general principles (“General Principles”) relating to corporate governance to be generally considered when determining how to vote on a particular matter: (a) corporate management must be accountable to the board of directors; the board of directors is responsible for supervising management; the board reports to shareholders; the board should reinforce these concepts in making its appointments and by appropriately defining the separate roles of board members and management; (b) ownership rights should not be subordinated; minority shareholders should not be treated differently from controlling shareholders; all shareholders should be treated equally and all shares should have equal voting rights based upon the principle of “one share, one vote”; all shareholders have a right to receive proper notice of corporate actions and to vote on issues that have a material impact upon their investments; (c) the proxy vote is an important asset of a shareholder; ownership and voting rights should be used to support ethical conduct but not any particular external, social or political agenda at the expense of long-term returns; fiduciaries are obliged to exercise their ownership rights in order to optimise the long-term value of their investments; and (d) shareholders should have the ability to vote on issues which would have a material impact on a corporation.

In general, the Investment Manager supports management on the following issues that are generally treated as routine matters: approval of the corporation’s auditors; standard compensation plans; standard changes in capital or corporate structure; and other standard matters which do not raise issues of principle with respect to corporate governance.

The table below shows the list of issues, contained in the Policy, which are grouped into six major categories and are to be used as general guidelines for analysis in reaching an appropriate decision on how to vote in respect of a particular matter. Issues not specifically covered are resolved by the application of the General Principles to the guidelines and/or upon the advice of the proxy voting committee (as defined below) and such appropriately qualified, third party service provider as the Investment Manager may engage.

1. GOVERNANCE

Board of Directors, Majority Independent
If the majority of nominees are not independent (e.g., do not have a direct relationship, other than a non-majority shareholders’ relationship, with the Corporation), the Investment Manager generally opposes the entire slate of nominees or, if possible, selectively opposes directors who are not independent.

Green Mail	Oppose entire slate of nominees, or specific nominees, if possible, who previously authorized green mail.

Excessive Compensation (“Golden Parachutes”)	Typically, the Investment Manager recommends opposing Boards or specific nominees, if possible, who previously authorized Golden Parachutes or other excessive compensation/severance.

Management Entrenchment	Boards or specific nominees, where applicable, should be opposed if they are found to have adopted an excessive number of defensive measures designed to entrench management.

Appointment of Interim Directors
Resolutions which would allow directors to appoint interim directors between annual meetings in order to replace those who resign or are otherwise removed between such meetings should typically be supported. Resolutions which would permit the appointment of interim directors for any other purpose should generally be opposed.

Attendance of Directors
If possible to withhold or oppose individual nominees, nominees who have attended less than 75% of Board meetings or less than 75% of applicable Board Committee meetings for two consecutive years should generally be opposed.

Resolution Implementation
The Investment Manager prefers opposing the slate of nominees or specific nominees, where possible, if they failed to implement the resolution of a shareholder, which received a favorable vote from the majority of shareholders.

Separation of Chairman and CEO
Separating the positions of Chairman and CEO is preferred except where the Board has a strong Corporate Governance Committee, comprised solely of independent directors or where the Board has an independent lead director (a non-management, independent board member who leads the independent board members and acts as a chair of board meetings where management is not present). Note: If selective opposition is available, oppose the nominee who is both Chairman and CEO. If selective opposition is not available, do not oppose the entire Board.

Size of Board	A Board with a maximum of 16 members is preferred, but priority is given to a competent Board comprised of a majority of independent directors.

Auditors	The Investment Manager prefers an audit committee comprised solely of independent directors. Auditors are generally expected to be reputable with routine rotation.

Classified Board
The annual election of directors is generally supported. Staggered/classified boards are typically opposed. If a staggered/classified board has been approved by shareholders, generally support those directors in conformity with the other guidelines.

Cumulative Voting	Cumulative voting, which allows all votes to be cast for a single candidate or for any two or more of them, should generally be opposed.

Liability and Indemnification	Generally,support proposals to limit directors’ liability and provide indemnification.

Continuance/Exporting Jurisdictions
Resolutions approving the continuance or export of a corporation into another jurisdiction are generally supported when management can demonstrate sound financial or business reasons for the move and opposed when they appear to be part of an anti-takeover defense or solely to limit directors’ liability. Consideration should be given to the effect on shareholders’ rights resulting from the change in jurisdiction.

Supermajority	The Investment Manager will generally oppose resolutions where management seeks to increase the number of votes required on an issue above the level provided for in local law.

Linked Proposals
Proposals which seek to link two elements (e.g., fair price and super majority or governance issue and dividend/right) should generally be opposed except where the two issues being linked are both beneficial to shareholders.

2. REORGANIZATIONS, MERGERS AND ANTI-TAKEOVER DEFENSES

Mergers
A merger is generally defined as the combining of two or more entities into one through a purchase, acquisition, amalgamation or a pooling of interests. In each case, consideration will be exchanged in the transaction. In some cases, a shareholder will be offered a choice of the type of consideration he/she wishes to receive (i.e., stock, cash or a combination of the two). Where shareholders are offered a choice of consideration, it would be rare for the voting decision to make reference to the type of consideration desired. Generally speaking, the voting decision involves voting for or against the merger. In general, the Investment Manager will vote in the following manner: (a) for mergers where there is only one type of consideration offered, the Investment Manager will support the merger if the Company’s board of directors supports the merger; (b) for mergers where the shareholder is offered a choice of consideration, the Investment Manager will support the merger and, if required, elect the consideration that maximizes value.

Fair Price Proposals
Generally support proposals which require a bidder to pay every shareholder a fair price for their shares providing: (a) they apply only to two-tier offers; (b) fair price is highest price paid at the time of voting decision; (c) the fair price is not linked to any anti-takeover provisions, provisions restricting shareholder’s rights, or any supermajority amendments; (d) fair price provisions are not applicable if tender offer has been approved by target’s board; and (e) fair price test is two-thirds of outstanding shares voted in favor of “fair price.”

Crown Jewels
Crown Jewel Defenses (when a company sells its most valuable assets to a friendly third party in order to frustrate a take-over attempt) are generally opposed. All takeover offers must nonetheless be analyzed on a case-by-case basis in order to assess the best interests of the shareholders.

Leveraged Buyouts
Generally support leveraged buyouts by management when it appears management has pursued the best interests of shareholders to seek maximum value. Relevant factors in determining whether management has pursued the best interests of shareholders include: (a) whether other bidders were allowed to make competing bids; (b) whether management used a “lock-up” device to prevent fairness in the bidding process; (c) whether management with control will match or exceed competing offers; and (d) whether a fairness opinion was issued and under what conditions.

Lock-ups	Lock-up agreements (e.g., in the context of a take-over bid, an arrangement which prevents competing bids for the offeree corporation’s shares) or similar arrangements must be closely scrutinized and should generally be opposed.

Green Mail
Payments from corporate funds of a premium price to selected shareholders without all shareholders being allowed to participate should be opposed. Proposals to prevent such payments of Green Mail should be supported.

Poison Pills (Shareholder Rights Plans)
Proposals to adopt Poison Pills must be closely scrutinized to ensure they are not intended to entrench management or unduly hinder a takeover offer. Where a Poison Pill appears to entrench management or hinder further offers, the Investment Manager will generally oppose a resolution adopting it. Poison Pills implemented through a plan that meets the following set of allowable criteria will usually be supported by the Investment Manager: (a) the acquiring person must acquire at least 20% of the outstanding shares before a Poison Pill can be triggered; the acquiring person should exclude employee benefit plans, institutional money managers and should exclude or grandfather existing ownership positions; (b) the bid should remain open for a minimum of 45 days and a maximum of 90 days; (c) the plan should contain a sunset clause; reconfirmation by shareholders must occur after no more than five years, preferably three; (d) a board of directors should not be able to waive one bid for another as long as all bids meet the requirements of permitted bids. The Board should not have the ability to disregard a bid; (e) the plan should not exclude partial bids as long as the partial bid means that the acquirer will own at least 50% of the outstanding voting shares; and (f) the plan should generally contain an exemption for lock-up agreements.

3. STOCK AND COMPENSATION PLANS

Option Dilution
The Investment Manager believes that the dilution caused by the excessive issuance of stock options is not in the best interests of Clients. Generally stock option plans should be opposed if dilution exceeds greater of 10% or 2% per annum over life of options. Exceptions may occur in highly competitive labor markets. Note that potential dilution is assessed with reference to all of a company’s existing and proposed stock option plans.

Option under Market
The Investment Manager generally opposes the grant of options or the implementation of stock option plans where the exercise price is less than 100% of the fair market value at the date of grant. The Investment Manager may support grants or plans with pre-determined formulas for determining exercise prices based on a weighted average trading price or an average of daily high and low trading prices for a short period of time prior to the time of the grant, provided there are no discounts.

Omnibus Plan
The Investment Manager prefers option plans that include a shareholder-approved, results driven formula. The Investment Manager will generally oppose omnibus plans that include 3 or more types of awards in one plan.

Director Compensation	Generally, resolutions approving bonuses/options should be opposed where there is a change of control.

Option Price Change
The Investment Manager opposes share option plans which allow directors or management to lower the exercise price of existing options or resolutions which seek to reduce the exercise price of outstanding options. Exceptions may include extreme situations such as a complete market collapse.

Extension of Option Exercise Periods	The Investment Manager opposes proposals to extend the exercise period for existing options.

Employee Loans
Generally vote against proposals permitting a corporation to make loans to employees to buy stock/options with a note or loan from that corporation, unless lending is considered a regular part of the granting corporation’s business.

Pay for Performance	Incentive compensation plans, including restricted stock grants or options which are not related to corporate and/or individual performance, should generally be opposed.

Employee Stock Purchase Plans
The Investment Manager believes that employee stock purchase plans are desirable because they can lead to greater alignment of interests and commitment from employees. The Investment Manager will typically approve employee stock purchase plans where: (a) shares available under the plan are purchased on the open market; (b) the voting power of shares available under the plan does not exceed 10% of the aggregate outstanding voting power of shares; and (c) employees pay at least 85% of the fair market value for shares. Employee stock purchase plans with any of the following characteristics should generally be opposed: (a) a corporate loan is required to enable the purchase of shares, unless lending is considered a regular part of the granting corporation’s business; (b) shares available under the plan are being issued from treasury and may be purchased by employees for less than fair market value; or (c) the voting power of shares available under the plan dilutes aggregate voting power by greater than 10%.

Compensation for Outside Directors
In most cases the Investment Manager supports approving automatic granting of (unrestricted) stock as part of outside directors’ compensation in lieu of cash. The granting of options as part of outside directors’ compensation should be closely scrutinized. Generally oppose a grant of options to outside directors if there is no shareholder-approved formula or a capping of the options.

Golden Parachutes
Proposals involving excessive compensation, including excessive golden parachutes for officers, employees or directors, which are contingent upon the merger/acquisition of the corporation with a resulting change in control, should generally be opposed. Support should be given to shareholder proposals seeking shareholder ratification of golden parachutes.

Option / Compensation Plans	The Investment Manager normally opposes option/compensation plans when full plan text is not included in the circular.

Amendments to Plans
Proposed amendments to existing stock option, share purchase or other compensation plans require only a review of the particular amendments, not the entire plan. The restatement or renewal of such a plan is akin to the adoption of a new plan; therefore, all aspects of the plan must be reviewed.

4. CAPITALIZATION

Dual Class
The creation of any new class of shares with voting rights unequal to other series in the class of shares or unequal to those of another class of shares creates concerns regarding management entrenchment and violates the principle of “one share, one vote.” The Investment Manager will normally oppose the creation or issuance of dual class voting stock.

Share Authorization
The Investment Manager supports proposals for the authorization of additional common shares, provided the amount requested is necessary for sound business reasons. Proposals which seek a 100% or more increase in authorized shares when management does not demonstrate a specific need should be closely scrutinized and opposed if not in the best interest of the Portfolio. In carefully scrutinizing such proposals, consideration should be given to factors such as the size of the company, the nature of its industry, the number of authorized shares remaining available for issuance, and any anti-takeover effects.

Blank Cheque Preferreds	The Investment Manager generally opposes the authorization or increase of blank cheque preferred shares.

Private Placements
Ordinarily support resolutions authorizing the corporation to issue over 25% of the issued and outstanding shares by way of private placements if the following criteria are met: (a) the subscription price for any securities issued must be set at market price; and (b) management has provided sound business reasons.

Tracking Stocks
Proposals to create tracking stock will be determined on a case-by-case basis. Consideration shall be given to the following factors in addition to any other relevant factors: (a) corporate governance changes - whether management bundling the proposal with other changes that are negative; (b) method of distribution – whether it is by stock dividend or IPO; (c) dilution of voting rights; (d) whether management has provided sound business reasons; and (e) whether management has evaluated other alternatives, such as a spin-off.

5. SHAREHOLDER PROPOSALS

Shareholder Proposals Generally
As a general policy, the Investment Manager opposes shareholder proposals which seek to alter responsibility of directors to supervise management and provide a wide range of discretionary considerations which directors must take into account in evaluating a business proposal, e.g., place priority to suppliers, employees, community etc., above shareholders.

Shareholder Proposal Regarding Voting Procedures	The merits of proposals to change voting procedures (i.e. confidentiality) must be considered on a case by case basis.

Shareholder Proposals Regarding the Expensing of Stock Options
Shareholder proposals recommending a policy of expensing the cost of all future stock option grants on the company’s income statement are generally supported by the Investment Manager, unless management discloses the cost of option grants in notes to the financial statements and provides sound reasons for not expensing stock options.

Ethical Related Shareholder Proposals
While the Investment Manager generally recommends opposing shareholder proposals which seek to alter or constrict directors and management’s responsibility to manage the business, or seek to impose discretionary considerations which directors must take into account in evaluating business proposals, on occasion, shareholder proposals are brought which relate to uniquely important issues of social responsibility. The Investment Manager is of the view that the management of a corporation is best suited to consider these issues and to assess any contingent risks or liabilities to the company. However, where there are extenuating circumstances, the proxy voting committee may also consider taking an affirmative voting position on such proposals.

6. OTHER ISSUES

Conflicts of Interest	Abstain from voting of shares of The Toronto-Dominion Bank, or related issuers (see above).

Other Business
The issue of voting on proposals relating to other business involves a balancing of two competing concerns. First, is the right of all shareholders to receive notice and disclosure of all matters brought before the meeting, and second, is the ability of companies to conduct efficient meetings and to deal with non-substantive issues that may arise. Since it is impossible to evaluate issues that may arise at the shareholders meeting, the Investment Manager recommends abstaining, where possible, on proposals relating to other business.

To ensure that the Investment Manager resolves all material conflicts of interest between the Portfolio and the Investment Manager and its affiliates and/or individuals making proxy voting decisions, the Policy requires that all voting decisions are made by individuals who are insulated from the business conducted by the Investment Manager and its affiliates, properly trained to identify conflicts of interests and properly instructed on appropriate action in the event a conflict of interest is identified. The Investment Manager has employed the services of an internal proxy analyst (“Analyst”) to provide voting recommendations and to vote routine proxies generally in accordance with the Policy. A proxy voting committee, composed of employees of or persons providing services to, the Investment Manager (the “Committee”) will oversee the actions of the Analyst and the proxy voting process generally. In the event the Analyst has identified a conflict of interest or is unable to furnish a reasonable recommendation based on the Policy (an “Exception”), the chairman of the Committee will review the matter using such information as he deems appropriate. In certain circumstances, including an Exception, the chairman of the Committee may consider whether to take action other than in accordance with a recommendation from the Analyst and may engage the services of an outside service provider to provide a voting recommendation. In the event that a conflict of interest is identified with respect to a Committee member, such Committee member will recuse himself or herself from the proxy voting process.

Other Expenses

Each Portfolio pays the expenses of its operations, including the costs of shareholder and Board meetings, the fees and expenses of blue sky and pricing services, independent registered public accounting firm, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissions or transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Portfolio and its shares for distribution under federal and state securities laws. In addition, each Portfolio pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Independent Directors. Each Portfolio is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company’s officers and Directors with respect to any litigation. The Company’s expenses generally are allocated among the Portfolios on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Portfolio are charged to that Portfolio.

Codes of Ethics

Each of the Company, the Investment Manager and the Distributor has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act with respect to certain of its personnel. These codes are designed to protect the interests of Portfolio shareholders. While each code contains provisions reasonably necessary to prevent personnel subject to the code from engaging in unlawful conduct, it does not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Portfolios, so long as such investments are made pursuant to the code’s requirements. Each code is on file with the SEC and is available through the SEC’s EDGAR system.

DIVIDENDS AND TAXES

Dividends

On each day that the net asset value (“NAV”) of a Portfolio is determined, such Portfolio’s net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record as of such day’s last calculation of NAV.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Portfolio consists of accrued interest income plus market discount minus amortized bond premium and accrued expenses. Expenses of each Portfolio are accrued each day. Because each Portfolio’s income is entirely derived from interest or gains from the sale of debt instruments, dividends from a Portfolio will not qualify for the dividends received deduction available to corporate shareholders. In addition, dividends from the Portfolios will not qualify for the 15% maximum tax rate applicable to certain dividends paid to non-corporate taxpayers.

Distributions of income realized with respect to market discount will be made, at least annually, as determined by the Board of Directors, to maintain each Portfolio’s NAV at $1.00 per share.

Capital Gain Distributions

If a Portfolio realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Board of Directors, to maintain its NAV at $1.00 per share. Short-term capital gain distributions by a Portfolio generally are taxable to shareholders as ordinary income, not as capital gain. Any realized capital loss to the extent not offset by realized capital gain will be carried forward. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains (currently at the maximum rate of 15% for individuals), regardless of how long the shareholder has held the Portfolio’s shares, and are not eligible for the dividends-received deduction. It is not anticipated that a Portfolio will realize any long-term capital gain (i.e., gain from the sale of securities held for more than one year), but if it does so, such gain will be distributed annually.

Tax Status of the Portfolios

Each Portfolio is treated as a separate entity from the other investment portfolios of the Company for federal income tax purposes. Each Portfolio intends to continue to meet the requirements of the Code applicable to regulated investment companies and to timely distribute all of its investment company taxable income and net capital gain, if any, to shareholders. Accordingly, it is not anticipated that any Portfolio will be liable for federal income or excise taxes. Qualification as a regulated investment company does not involve governmental supervision of management or investment practices or policies.

State and Local Tax Issues. Shareholders are urged to consult with their tax advisers as to whether any dividends paid by the U.S. Government Portfolio are exempt from state and local taxation. The exemption from state and local income taxation does not preclude states from assessing other taxes with respect to the ownership of U.S. government securities whether such securities are held directly or through the Company.

Federal Income Tax Issues – Municipal Portfolio, California Portfolio and New York Portfolio. Distributions from the Municipal Portfolio, the California Portfolio and the New York Portfolio will constitute exempt-interest dividends to the extent of the Portfolio’s tax-exempt interest income (net of expenses and amortized bond premium), if any. Exempt-interest dividends distributed to shareholders of the Municipal Portfolio, the California Portfolio and the New York Portfolio are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to AMT in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by each Portfolio of any investment company taxable income (which includes any short-term capital gains and market discount) will be taxable to shareholders as ordinary income. Dividend distributions resulting from the ordinary income treatment of gain from the sale of bonds purchased with market discount are not considered income for purposes of the Municipal Portfolio’s investment policy of generating at least 80% of its income that is free from federal income tax.

AMT is imposed to the extent it exceeds the regular tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. Exempt-interest dividends derived from certain “private activity” municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. Corporate investors should note that generally 75% of the amount by which adjusted current earnings (which include all tax-exempt interest) exceed the AMTI of a corporation constitutes an upward adjustment to such corporation’s AMTI. Shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences of an investment in the Municipal Portfolio.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income for purposes of the federal income tax. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers. Prospective investors should consult their own tax advisers as to such consequences.

Interest on indebtedness which is incurred to purchase or carry shares of any Portfolio which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, each Portfolio may not be an appropriate investment for (i) persons who are “substantial users” of facilities financed by industrial development bonds held by each Portfolio or are “related persons” with respect to such users; or (ii) persons who are investing through a tax-exempt retirement plan, IRA or Keogh Account.

Each Portfolio purchases municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based on covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenant at any time, interest on the obligation could become subject to federal taxation, either prospectively or retroactively to the date the obligation was issued.

California Income Tax Issues – California Portfolio.  As long as the California Portfolio continues to qualify as a regulated investment company under the Code, it will incur no California income or franchise tax liability on income and capital gains distributed to its shareholders.

California personal income tax law provides that exempt-interest dividends paid by a regulated investment company, or series thereof, from interest on obligations that are exempt from California personal income tax are excludable from gross income. For the Portfolio to qualify to pay exempt-interest dividends under California law, at least 50% of the value of its assets must consist of such obligations at the close of each quarter of its fiscal year. For purposes of California personal income taxation, distributions to individual shareholders derived from interest on other types of obligations or from capital gains will be subject to tax. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Portfolio will not be deductible for California personal income tax purposes.

California has an alternative minimum tax similar to the federal AMT described above. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference.

Dividends and distributions from the Portfolio are not exempt from California state corporate income or franchise taxes.

New York Income Tax Issues – New York Portfolio. Individual shareholders of the New York Portfolio resident in New York state will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the state of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes. Other distributions from the New York Portfolio, including those related to market discount and capital gains, generally will not be exempt from state or city income tax. Distributions from the New York Portfolio will not be excluded from net income and shares of the New York Portfolio will be included in investment capital or business capital (but not both) in determining state franchise or city general corporation taxes for corporate shareholders. Shares of the New York Portfolio will not be subject to any state or city property tax. Shareholders of the New York Portfolio should consult their advisers about other state and local tax consequences of their investments in the Portfolio.

Other Tax Information

Each of the Portfolios may invest in obligations such as zero coupon bonds, issued with original issue discount (“OID”) for federal income tax purposes. Accrued OID constitutes income subject to the distribution requirements applicable to regulated investment companies, although such income may not be represented by receipt of any cash payment. Accordingly, it may be necessary for a Portfolio to dispose of other assets in order to satisfy such distribution requirements.

As of October 31, 2004, the Municipal Portfolio had capital loss carryforwards of $ 12,066. For federal income tax purposes, capital loss carryforwards generally may be carried forward and applied against future capital gains. The Portfolios’ capital loss carryforwards will expire between October 31, 2010 and October 31, 2012.

The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.

Each Portfolio is currently required by law to withhold 28% (“back-up withholding”) of certain dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and, in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and generally may be claimed as a credit or a refund on such shareholder’s federal income tax return. You should consult your own tax adviser regarding the withholding requirement. Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax. However, pursuant to recently enacted legislation, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain “interest-related dividends” and “short-term capital gain dividends” paid by a Portfolio to a foreign shareholder would be eligible for an exemption from the 30% U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by a Portfolio that would not be subject to such tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of a Portfolio’s net short-term capital gains over net long-term capital losses.

The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of each Portfolio or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Company distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a Portfolio is suitable to their particular tax situation.

Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Company shares.

Independent Registered Public Accounting Firm and Reports to Shareholders

The Company’s independent registered public accounting firm, Ernst & Young LLP, 5 Times Square, New York, NY 10036, audit and report on the Company’s annual financial statements, read certain regulatory reports, prepare the Company’s federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

The Portfolios’ October 31, 2004 financial statements and the report thereon of Ernst & Young LLP from the Portfolios’ October 31, 2004 annual report (as filed with the SEC on December 28, 2004 pursuant to Section 30(b) of the Investment Company Act and Rule 30b2-1 thereunder) are incorporated herein by reference.

SHARE PRICE CALCULATION

The Portfolios are open for business on days when the New York Stock Exchange (NYSE) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open. In addition, the Portfolios may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each business day as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern time). Each Portfolio’s shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment are received by the Portfolio in the manner described in the Prospectus under “How to Buy and Sell Shares.”

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern time).

Each Portfolio values its portfolio instruments at amortized cost, which means that they are valued at their acquisition cost, as adjusted for amortization of premium or accretion of discount, rather than at current market value. The amortized cost value of an instrument may be higher or lower than the price each Portfolio would receive if it sold the instrument.

Valuing a Portfolio’s instruments on the basis of amortized cost and use of the term “money market fund” are permitted by Rule 2a-7. Each Portfolio must adhere to certain conditions under Rule 2a-7.

The Board of Directors of the Company oversees the Investment Manager’s adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each Portfolio’s NAV per share at $1.00. At such intervals as they deem appropriate, the Board of Directors considers the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. Market valuations are obtained by using actual quotations provided by market makers, estimates of current market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices of the instruments. If a deviation were to occur between the NAV per share calculated by reference to market values and a Portfolio’s NAV per share, which the Board of Directors of the Company believed may result in material dilution or other unfair results to shareholders, the Directors have agreed promptly to consider what corrective action they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio securities prior to maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Directors may deem appropriate.

During periods of declining interest rates, each Portfolio’s yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder of any Portfolio would be able to retain a somewhat higher yield than would result if each Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

For additional information regarding purchasing and selling shares of the Portfolios, see “How to Buy and Sell Shares” in the Prospectus.

Shares of each Portfolio are sold on a continuous basis by the Distributor.

Each Portfolio does not currently impose a minimum for initial or subsequent investments. However, minimum requirements may be imposed or changed at any time. If applicable, each Portfolio may waive minimum investment requirements, if any, for purchases by directors, officers or employees of the Company, TD Waterhouse or any of its subsidiaries.

Sweep accounts may be subject to minimum purchase and minimum balance requirements established by TD Waterhouse or the Selected Broker through which you purchase shares. In addition, Portfolio shares may be subject to redemption should the TD Waterhouse brokerage account in which they are held be closed or if your account fails to meet requirements established by TD Waterhouse or a Selected Broker with respect to eligibility for sweep arrangements, including requirements relating to minimum account balances.

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Portfolio’s NAV may be affected on days when investors do not have access to the Company to purchase or redeem shares. In addition, trading in some of a Portfolio’s securities may not occur on days when the Portfolio is open for business.

If the Board of Directors determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a Portfolio’s NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of a Portfolio’s portfolio securities could result in a less diversified portfolio of investments for the Portfolio and could affect adversely the liquidity of the Portfolio’s portfolio.

The Company may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

PERFORMANCE

BANK RATE MONITOR™, N. Palm Beach, Florida 33408, a financial reporting service which each week publishes average rates of bank and thrift institution money market deposit accounts and interest bearing checking accounts, reports results for the BANK RATE MONITOR National Index. The rates published by the BANK RATE MONITOR National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 of the leading bank and thrift institutions in the ten largest Consolidated Metropolitan Statistical Areas. Account minimums range upward from $2,000 in each institution and compounding methods vary. Interest bearing checking accounts generally offer unlimited checking while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Bank products represent a taxable alternative income-producing product. Bank and thrift institution account deposits may be insured. Shareholder accounts in the Company are not insured. Bank savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank checking accounts normally do not pay interest but compete with money market mutual fund products with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of a Portfolio are redeemable at the NAV next determined (normally, $1.00 per share) after a request is received without charge.

Investors may also want to compare a Portfolio’s performance to that of U.S. Treasury Bills or Notes because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities. A Portfolio’s yield will fluctuate.

Tax-Exempt versus Taxable Yield. Investors may want to determine which investment – tax-exempt or taxable – will provide a higher after-tax return. To determine the tax equivalent yield, simply divide the yield from the tax-exempt investment by an amount equal to 1 minus the investor’s marginal federal income tax rate.

SHAREHOLDER INFORMATION

Each Portfolio issues shares of common stock in the Company. The Board of Directors may increase the number of authorized shares or create additional series or classes of Company or Portfolio shares without shareholder approval. Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Company have equal rights with respect to voting, except that the holders of shares of an investment portfolio will have the exclusive right to vote on matters affecting only the rights of the holders of that Portfolio. For example, shareholders of a Portfolio will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to that Portfolio. Shareholders of the Portfolios of the Company do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding shares of the Company voting together for the election of Directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.

The Board of Directors may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

The Articles of Incorporation currently permit the Directors to issue the following number of full and fractional shares, par value $.0001, of the Portfolios: 50 billion shares of the Money Market Portfolio; 20 billion shares of the U.S. Government Portfolio; 10 billion shares of the Municipal Portfolio; 10 billion shares of the California Portfolio and 10 billion shares of the New York Portfolio. Each share of an investment Portfolio is entitled to participate pro rata in the dividends and distributions from that Portfolio.

The Company will not normally hold annual shareholders’ meetings. Under Maryland law and the Company’s By-laws, an annual meeting is not required to be held in any year in which the election of Directors is not required to be acted upon under the Investment Company Act. The Company’s By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the Company entitled to be voted at such meeting to the extent permitted by Maryland law.

Each Director serves until the next election of Directors and until the election and qualification of his successor or until such director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act (i) the Company will hold a shareholder meeting for the election of directors at such time as less than a majority of the directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Share Ownership

On December 10, 2004, the following person owned beneficially or of record 5% or more of the outstanding share of any Portfolio.

Name	Address	% Owned of Record
Susan J. Rosenberg	P.O. Box 11-046 Albany, NY 12211-0046	5.04%

ANNEX A – RATINGS OF INVESTMENTS

STANDARD AND POOR’S AND MOODY’S INVESTORS SERVICE COMMERCIAL PAPER RATINGS

Commercial paper rated by Standard & Poor’s (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service (“Moody’s”). Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1, -2 or -3.

FITCH COMMERCIAL PAPER RATINGS

When assigning ratings, the agency considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue’s relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer’s financial strength and credit quality. In the case of a structured financing, the quality of its underlying assets and the integrity of its legal structure are considered. In the case of banks, for which sector there is a history of rescue by sovereign “lenders of last resort” or by major shareholders, the potential strength of any such support is also taken into account in the ratings.

MIG-1 AND MIG-2 Municipal Notes

Ratings of Moody’s for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR’S BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.

MOODY’S INVESTORS SERVICE BOND RATINGS

Aaa. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

FITCH BOND RATINGS

AAA.   Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA.   Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A.   High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

PART C

OTHER INFORMATION

TD WATERHOUSE FAMILY OF FUNDS, INC.

Item 22.	Exhibits.

(a)	(1)	Articles of Incorporation (see Note B)

	(2)	Articles of Amendment to Articles of Incorporation dated December 18, 1997 (see Note D)

	(3)	Articles of Amendment to Articles of Incorporation dated March 12, 1998 (see Note E)

	(4)	Articles of Amendment to Articles of Incorporation dated July 22, 1998 (see Note G)

	(5)	Articles of Amendment to Articles of Incorporation dated March 29, 1999 (see Note G)

	(6)	Articles of Amendment to Articles of Incorporation dated September 20, 1999 (see Note G)

	(7)	Articles of Amendment to Articles of Incorporation dated November 8, 1999 (see Note H)

(b)		By-Laws, as amended to date (see Note A)

(c)		Instruments Defining Shareholder Rights (incorporated by reference to Exhibits (a) and (b) to the Registration Statement, as incorporated herein)

(d)	(1)	Investment Management Agreement between Registrant and Waterhouse Asset Management, Inc., on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated October 15, 1996 (see Note C)

	(2)	Amendment to Investment Management Agreement between Registrant and TD Waterhouse Asset Management, Inc. relating to the provision of services to California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio (see Note I)

(e)	(1)	Distribution Agreement between Registrant and Funds Distributor, Inc., on behalf of Money Market Portfolio, U.S. Government Portfolio, Municipal Portfolio, California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated April 11, 2001 (see Note J)

	(2)	Form of Agency Selling Agreement (see Note A)

	(3)	Agency Selling Agreement for Waterhouse Securities, Inc. dated February 15, 1996 (see Note B)

(f)		Inapplicable

(g)	(1)	Custody Agreement between Registrant and The Bank of New York, on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated December 19, 1995 (see Note B)

	(2)	Amendment to Custody Agreement between Registrant and The Bank of New York on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated December 10, 1997 (see Note E)

	(3)	Amendment to Custody Agreement between Registrant and The Bank of New York relating to the provision of services to California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated August 1, 2000 (see Note I)

	(4)	Amendment to Custody Agreement between Registrant and The Bank of New York dated June 6, 2001 (see Note J)

	(5)	Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York dated June 6, 2001 (see Note J)

(h)	(1)	Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and National Investor Services Corp. on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated September 8, 1999 (see Note G)

	(2)	Amendment to Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and National Investor Services Corp. relating to the provision of services to California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio (see Note I)

(3)	Amended and Restated Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and National Investors Services Corp. on behalf of Money Market Portfolio, U.S. Government Portfolio, Municipal Portfolio, California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio dated December 9, 2004 (filed herewith)

(4)	Form of Shareholder Servicing Plan (see Note A)

(5)	Form of Shareholder Services Agreement (see Note A)

(6)	Shareholder Services Agreement for Waterhouse Securities Inc. (predecessor to TD Waterhouse Investor Services, Inc.) dated October 15, 1996 (see Note C)

(7)	Amendment to Shareholder Services Agreement for TD Waterhouse Investor Services, Inc. dated March 7, 2001 (see Note J)

(8)	Amended form of Shareholder Services Agreement for TD Waterhouse Affiliated Broker/Dealers (filed herewith)

(9)	Administration Agreement between Registrant and Waterhouse Securities, Inc. dated June 11, 1997 (see Note C)

(10)	Amendment to Administration Agreement between Registrant and TD Waterhouse Investor Services, Inc. relating to the provision of services to California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio (see Note I)

(11)	Sub-administration Agreement between TD Waterhouse Investor Services, Inc. and Funds Distributor, Inc. on behalf of Registrant dated April 11, 2001 (see Note J)

(12)	State Registration Services Agreement between Registrant and Clear Sky Corporation dated November 27, 1995 (see Note B)

(13)	Accounting Services Agreement between TD Waterhouse Investor Services, Inc. and SEI Investments Mutual Funds Services dated September 1, 2000 (see Note I)

(i)	Opinion and Consent of Shearman & Sterling LLP as to legality of the securities being registered (see Note J)

(j)	(1)	Consent of Shearman & Sterling LLP (filed herewith)

(2)	Consent of Independent Registered Public Accounting Firm (filed herewith)

(k)		Inapplicable

(l)	(1)	Subscription Agreement between Registrant and FDI Distribution Services, Inc. dated December 12, 1995 (see Note A)

	(2)	Subscription Agreement between Registrant and FDI Distribution Services, Inc. on behalf of California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio (see Note J)

(m)		Inapplicable

(n)		Inapplicable

(p)	(1)	Code of Ethics of Registrant and Investment Manager (see Note I)

	(2)	Amended Code of Ethics of Registrant and Investment Manager (see Note L)

(3)	Amended Code of Ethics of Registrant and Investment Manager (filed herewith)

(4)	Code of Ethics of Principal Underwriter (see Note I)

(5)	Code of Ethics of BISYS Fund Services (See Note M)

(6)	SEI Investments Global Funds Services and SEI Investments Funds Management Code of Ethics (filed herewith)

Other Exhibits:

Power of Attorney for George F. Staudter, Richard Dalrymple, Anthony J. Pace, Lawrence Toal and Theodore Rosen dated June 12, 1996 (see Note C)

Power of Attorney for Peter B.M. Eby dated September 19, 2002 (see Note K)

Delegation Agreement for Retail Funds (see Note L)

Note A:	Filed as an exhibit to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 12, 1995, and incorporated herein by reference.

Note B:	Filed as an exhibit to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on June 20, 1996, and incorporated herein by reference.

Note C:	Filed as an exhibit to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 28, 1997, and incorporated herein by reference.

Note D:	Filed as an exhibit to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 19, 1997, and incorporated herein by reference.

Note E:	Filed as an exhibit to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 13, 1998, and incorporated herein by reference.

Note F:	Filed as an exhibit to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 14, 1998, and incorporated herein by reference.

Note G:	Filed as an exhibit to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 15, 1999, and incorporated herein by reference.

Note H:	Filed as an exhibit to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 23, 1999, and incorporated herein by reference.

Note I:	Filed as an exhibit to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 28, 2000, and incorporated herein by reference.

Note J:	Filed as an exhibit to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 26, 2001, and incorporated herein by reference.

Note K:	Filed as an exhibit to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 23, 2002, and incorporated herein by reference.

Note L:	Filed as an exhibit to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 31, 2003, and incorporated herein by reference.

Note M:	Filed as an exhibit to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 29, 2004, and incorporated herein by reference.

Item 23.	Persons Controlled by or under Common Control with Registrant.

Not applicable.

Item 24.	Indemnification.

                 Section 2-418 of the General Corporation Law of the State of Maryland, Article IX of the Registrant’s Articles of Incorporation, filed as Exhibit (a)(1) hereto, Article V of the Registrant’s By-Laws, filed as Exhibit (b) hereto, and the Investment Management Agreement, filed as Exhibit (d)(1) hereto, provide for indemnification.

                 The Articles of Incorporation and By-Laws provide that to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Registrant shall have any liability to the Registrant or to its shareholders for damages.

                 The Articles of Incorporation and By-Laws further provide that the Registrant shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law and the Investment Company Act; that the Registrant shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with applicable law. The Board of Directors may, through by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law. However, nothing in the Articles of Incorporation or By-Laws protects any director or officer of the Registrant against any liability to the Registrant or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                 Section 2-418 of the General Corporation Law of the State of Maryland provides that a corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that (i) the act or omission of the director was material to the matter giving rise to the proceeding; and (a) was committed in bad faith; or (b) was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Section 2-418 permits indemnification to be made against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding; however, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. A director may not be indemnified under Section 2-418 in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

                 Unless limited by the Registrant’s charter, a director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to above shall be indemnified against any reasonable expenses incurred by the director in connection with the proceeding. Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of (i) a written affirmation by the director of the director’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met; and (ii) a written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                 The indemnification and advancement of expenses provided or authorized by Section 2-418 may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                 Under Section 2-418, a corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors and a corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

                 Under Section 2-418, a corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the corporation would have the power to indemnify against liability under the provisions of such Section. A corporation also may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with the foregoing. The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

                 Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 25.	Business and Other Connections of Investment Adviser.

                 The following persons are the directors and officers of the Investment Manager:

                 DAVID HARTMAN*, Senior Vice President and Chief Investment Officer of the Investment Manager since 1995.

                 RICHARD H. NEIMAN*, Director and Secretary of the Investment Manager. Mr. Neiman has served as Executive Vice President, General Counsel, Director and Secretary of TD Waterhouse Group, Inc. since July 1994. Mr. Neiman also serves in similar capacities for TD Waterhouse Investor Services, Inc.

                 TIMOTHY P. PINNINGTON*, President and Chief Executive Officer of TD Waterhouse U.S.A., a unit of TD Waterhouse Group, Inc. since April 2004. Mr. Pinnington has served in various other positions with TD Waterhouse U.S.A. and has served in similar capacities for TD Waterhouse Investor Services Europe since 2000. Prior to 2000, Mr. Pinnington worked for Monitor Company for ten years.

                 EDWIN R. CORNEIRO*, Executive Vice President and Chief Financial Officer of the Investment Manager since November 2004. Mr. Corneiro has served in various other positions with TD Waterhouse U.S.A. since July 2000. Mr. Corneiro has served as first vice president, vice president, and senior manager at Smith Barney Shearson, First Data Corp. and Anderson Consulting, respectively, from 1991 through 2000.

                 MICHELE R. TEICHNER*, Senior Vice President - Compliance, Administration and Operations and Chief Compliance Officer of the Investment Manager. Ms. Teichner has been serving as Senior Vice President of TD Waterhouse Asset Management, Inc. since August 1996, with responsibility for compliance, administration and operations, and as Chief Compliance Officer since June 2004.

                 *              Address: 100 Wall Street, New York, NY 10005

Item 26.	Principal Underwriters.

                 (a)           Funds Distributor, Inc. (the “Distributor”) acts as principal underwriter for the following investment companies:

GMO Trust
Merrimac Series
Munder Series Trust
Skyline Funds
TD Waterhouse Family of Funds, Inc.
TD Waterhouse Trust
TD Waterhouse Plus Funds, Inc.

                 The Distributor is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers. The Distributor is located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110. The Distributor is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

(b)	The following is a list of the executive officers and directors of the Distributor:

Name and Principal Business Address*	Positions and Offices with Distributor	Positions and Offices with Registrant

William J. Tomko	President	None
Kevin J. Dell	Secretary & Director	None
Edward S. Forman	Assistant Secretary	None
Robert A. Bucher	Financial and Operations Principal	None
Charles L. Booth	Vice President/Assistant Compliance Officer	None
Richard F. Froio	Vice President/ Chief Compliance Officer/Executive Representative/Supervising Principal	None
James L. Fox	Director	None
Stephen E. Hoffman	Treasurer	None

*	Address: c/o Funds Distributor, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110

(c)	Not applicable.

Item 27.     Location of Accounts and Records.

                  All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act and the Rules thereunder are maintained at the offices of the Registrant, the offices of the Registrant’s Investment Manager and Administrator, TD Waterhouse Asset Management, Inc. and TD Waterhouse Investor Services, Inc., respectively, 100 Wall Street, New York, New York 10005, or (i) in the case of records concerning custodial functions, at the offices of the Registrant’s Custodian, The Bank of New York, One Wall Street, New York, New York 10286; (ii) in the case of records concerning transfer agency functions, at the offices of the Registrant’s Transfer Agent and Dividend Disbursing Agent, National Investor Services Corp., 55 Water Street, New York, New York 10041; (iii) in the case of records concerning distribution, administration and certain other functions, at the offices of the Fund’s Distributor and Sub-Administrator, Funds Distributor, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110; and (iv) in the case of records concerning fund accounting functions, at the offices of the Fund’s fund accountant, SEI Investments Mutual Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456-1100.

Item 28.      Management Services.

                    Not applicable.

Item 29.      Undertakings.

                    Not applicable.

SIGNATURES

                   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 15 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 29th day of December, 2004.

TD WATERHOUSE FAMILY OF FUNDS, INC.
Registrant

By:	/s/ George O. Martinez
—————————
George O. Martinez
President and Chief Executive Officer

                   Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by or on behalf of the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ George O. Martinez	President and	December 29, 2004
George O. Martinez	Chief Executive Officer

/s/ Christopher Salfi	Treasurer and	December 29, 2004
Christopher Salfi	Chief Financial Officer

George F. Staudter*	Chairman of the Board
and Director

Richard W. Dalrymple*	Director

Peter B.M. Eby*	Director

Lawrence J. Toal*	Director

*By /s/ Richard H. Neiman Richard H. Neiman Attorney-in-Fact pursuant to a power of attorney		December 29, 2004

INDEX TO EXHIBITS

(h)(3)	Amended and Restated Transfer Agency and Dividend Disbursing Agency Agreement

(h)(8)	Amended form of Shareholder Services Agreement for TD Waterhouse Affiliated Broker/Dealers

(j)(1)	Consent of Shearman & Sterling LLP

(j)(2)	Consent of Independent Registered Public Accounting Firm

(p)(3)	Amended Code of Ethics of Registrant and Investment Manager

(p)(6)	SEI Investments Global Funds Services and SEI Investments Funds Management Code of Ethics